United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Hermes Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/20

Date of Reporting Period: 12/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2020

Ticker FCSPX

Federated Hermes Corporate Bond Strategy Portfolio
(formerly, Federated Corporate Bond Strategy Portfolio)

A Portfolio of Federated Hermes Managed Pool Series
(formerly, Federated Managed Pool Series)

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes Corporate Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020 was 11.88%. The total return of the Bloomberg Barclays U.S. Credit Index (BBUSC),1 the Fund’s broad-based securities market index, was 9.35%, and the total return of the Baa component of the BBUSC (BBUSC-Baa),2 the benchmark against which the Fund is managed, was 9.43% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the indexes.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the BBUSC-Baa were: (1) individual security selection; (2) the allocation of the portfolio among securities of similar types of issuers (referred to as “sectors”); (3) rates selection of securities with different maturities (referred to as “yield curve” strategy); and (4) duration,3 which is the sensitivity of the change in price of the portfolio to changes in interest rates.
Market Overview
In 2020, investors were challenged by the unprecedented shock to the global economy from the COVID-19 pandemic. As the virus spread around the world, federal, state and local governments around the globe began implementing policies that restricted individuals’ movements and large public gatherings, which ultimately lead to reduced economic activity. Specifically, the decline in economic activity was reflected in a -5% decline in first quarter gross domestic product (GDP) and an even worse second quarter GDP decline of almost -32%. In addition, the unemployment rate peaked at 14.8% in the second quarter. During this period of turmoil, investors fled to the safety of the U.S. dollar. However, the liquidity in many fixed-income markets was very limited, since there were many more sellers than buyers. As a result, the U.S. Federal Reserve (the “Fed”) had to re-institute several liquidity programs that were first created in the Great Recession of 2008. Specifically, the Fed intervened to provide liquidity to the U.S. Treasury, commercial paper, agency mortgage-backed (MBS) and investment-grade corporate markets. In addition, the Fed cut the fed funds target rate by 100 basis points to a range of 0.0-0.25%. The U.S. Congress also approved a $2 trillion fiscal stimulus package to help combat the negative economic impact from the pandemic. As the year progressed, the monetary and fiscal stimulus took hold, and the initial phase of the pandemic passed as economic activity improved. Third quarter GDP rebounded and increased 33%, and the unemployment rate improved to end the year at 6.7%.
The other major drivers of financial markets in 2020 all occurred in the fourth quarter and included: (1) the November elections; (2) the emergency use approval of two COVID-19 vaccines; and (3) the approval of an additional $900 billion fiscal stimulus plan. As many had expected, the U.S. Presidential election came down to very tight races in several battleground states. However, the results of the election were resolved in short order, and the risk of a prolonged and contested election never came to fruition. Investors viewed the results of the election as a positive for financial markets, as a divided government with a democratic executive branch and a split Senate is expected to lead to grid lock in Washington and a less extensive progressive agenda or other major policy changes. Despite the deteriorating health and economic data at the end of the year, the financial markets looked through these negative events and focused more on the positive news of the emergency use approval of the COVID-19 vaccines and the approval of the $900 billion fiscal stimulus plan. The Fed also remained extremely accommodative with its 0.0-0.25% interest rate target and purchasing $120 billion of U.S. Treasuries and MBS bonds per month.4
As a result of these events, during the first quarter of 2020, investors reduced their exposure to risk and focused on protecting their capital, with U.S. Treasury rates declining materially across all maturities. The Bloomberg Barclays U.S. Treasury Index5 total return on the first quarter was 8.20% compared to -7.39% for the BBUSC-Baa. However, lower-quality fixed-income markets continued to heal throughout the remainder of the year. For the entire year, the BBUSC-Baa total return was 9.43% compared to 8.00% for the Bloomberg Barclays U.S. Treasury Index.
The positive 2020 total return on the BBUSC-Baa was due primarily to lower Treasury rates. There was great Option Adjusted Spread (OAS) volatility in the year. However, the OAS of the BBUSC-Baa was little changed in 2020 after beginning the year at 125 basis points, peaking at 462 basis points in March, and then finishing the year at 124 basis points.
Annual Shareholder Report
1

Security selection
In total, individual security selection varied widely in terms of relative contribution to the Fund but combined to be the largest positive contributor to the relative performance of the Fund for the year. Some of the best performing bonds for the Fund in 2020 were from issuers such as the Government of Mexico, Occidental Petroleum, Broadcom Inc., Kraft Heinz and General Electric. The worst performing selections were from the following issuers such as CSX Corp, Barclays PLC, Anthem Inc, the Government of Uruguay and McDonald’s Corp., since the Fund did not have any holdings from any of these issuers.
sector
Sector allocation was a large positive contributor to the Fund’s outperformance for the year. Overweight positions in the Automobile and Independent Exploration & Production sectors and an underweight position to the Government Owned No Guarantee sectors were positive contributors to Fund performance. These positives were partially offset by the negative contributions from underweight positions in the Healthcare, Office Real Estate Investment Trusts and Railroad Sectors.
Yield Curve
The yield curve strategy was a slightly positive contributor to the Fund’s performance for the year relative to the BBUSC-Baa. The Fund maintained either a steepening bias or neutral positioning for most of the year.
Duration
The Fund’s duration, which averaged less than the duration of the BUSC-Baa throughout the year, was a negative contributor to the Fund’s performance. During the reporting period, the Fund used U.S. Treasury futures contracts6 to help manage the duration of the Fund. These positions had a negative impact on the Fund’s performance for the reporting period.
1
 Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC.
2
 Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC-Baa.
3
 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5
 The Bloomberg Barclays U.S. Treasury Index measures U.S dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 10 years or more to maturity. The index is unmanaged, and it is not possible to invest directly in an index.
6
 The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Corporate Bond Strategy Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays U.S. Credit Index (BBUSC)2 and the Baa component of the Bloomberg Barclays U.S. Credit Index (BBUSC-Baa).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020
Average Annual Total Returns for the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	11.88%	8.25%	6.38%
BBUSC	9.35%	6.44%	5.40%
BBUSC-Baa	9.43%	7.48%	6.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBUSC and BBUSC-Baa have been adjusted to reflect reinvestment of dividends on securities in an index.
2
 The BBUSC is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. Issues are rated at least “Baa” by Moody’s Investors Service or “BBB” by Standard & Poor’s, if unrated by Moody’s. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
 The BBUSC-Baa is a component of the BBUSC comprised of corporate bonds or securities represented by the following sectors: industrial, utility and finance, including both U.S. and non-U.S. corporations and non-corporate bonds or securities represented by the following sectors: sovereign, supranational, foreign agencies and foreign local governments. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2020, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	92.9%
Foreign Government/Agency	4.0%
Cash Equivalents[2]	2.2%
Securities Lending Collateral[3]	0.5%
Derivative Contracts[4,5]	0.0%
Other Assets and Liabilities—Net[6]	0.4%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of these security types.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

5	Represents less than 0.1%.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2020
Principal Amount or Shares			Value
		CORPORATE BONDS—92.9%
		Basic Industry - Chemicals—0.9%
$ 90,000		Albemarle Corp., 4.150%, 12/1/2024	$99,909
90,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	107,921
110,000		Nutrition & Biosciences, Inc., Sr. Unsecd. Note, 144A, 1.832%, 10/15/2027	113,395
300,000		Nutrition & Biosciences, Inc., Sr. Unsecd. Note, 144A, 2.300%, 11/1/2030	309,095
200,000		RPM International, Inc., Sr. Unsecd. Note, 4.550%, 3/1/2029	233,279
300,000		RPM International, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2045	368,240
		TOTAL	1,231,839
		Basic Industry - Metals & Mining—0.9%
235,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	295,802
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	41,910
225,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	242,815
250,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	376,307
170,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	197,405
105,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	119,638
		TOTAL	1,273,877
		Basic Industry - Paper—0.5%
150,000		International Paper Co., Sr. Unsecd. Note, 3.000%, 2/15/2027	165,314
300,000		International Paper Co., Sr. Unsecd. Note, 4.400%, 8/15/2047	392,843
100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 3/15/2032	150,064
		TOTAL	708,221
		Capital Goods - Aerospace & Defense—4.3%
230,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	261,109
200,000		BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.000%, 9/15/2050	209,310
300,000		Boeing Co., Sr. Unsecd. Note, 2.700%, 2/1/2027	312,096
995,000	[1]	Boeing Co., Sr. Unsecd. Note, 2.950%, 2/1/2030	1,030,056
745,000		Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	797,384
500,000		Boeing Co., Sr. Unsecd. Note, 4.508%, 5/1/2023	540,618
175,000		Boeing Co., Sr. Unsecd. Note, 5.705%, 5/1/2040	226,718
360,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.050%, 6/15/2025	382,144
100,000		Embraer SA, Sr. Unsecd. Note, 5.150%, 6/15/2022	102,813
170,000		Hexcel Corp., Sr. Unsecd. Note, 3.950%, 2/15/2027	183,830
240,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	269,327
125,000		Leidos, Inc., Unsecd. Note, 144A, 3.625%, 5/15/2025	139,917
350,000		Leidos, Inc., Unsecd. Note, 144A, 4.375%, 5/15/2030	419,692
740,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	836,979
136,000	[2]	Textron Financial Corp., Jr. Sub. Note, 144A, 1.956% (3-month USLIBOR +1.735%), 2/15/2042	99,511
370,000		Textron, Inc., Sr. Unsecd. Note, 2.450%, 3/15/2031	381,548
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	54,960
		TOTAL	6,248,012
		Capital Goods - Building Materials—0.6%
100,000		Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	111,085
125,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	133,622
220,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	240,863
200,000		Carrier Global Corp., Sr. Unsecd. Note, 2.700%, 2/15/2031	215,134
170,000		Masco Corp., Sr. Unsecd. Note, 4.500%, 5/15/2047	213,562
		TOTAL	914,266
Annual Shareholder Report
5

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Capital Goods - Construction Machinery—0.4%
$ 480,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	$541,346
	Capital Goods - Diversified Manufacturing—3.6%
1,900,000	General Electric Co., Sr. Unsecd. Note, 3.375%, 3/11/2024	2,066,772
400,000	General Electric Co., Sr. Unsecd. Note, 4.250%, 5/1/2040	472,899
415,000	Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	422,535
155,000	Otis Worldwide Corp., Sr. Unsecd. Note, Series WI, 2.565%, 2/15/2030	166,620
110,000	Roper Technologies, Inc., Sr. Unsecd. Note, 2.950%, 9/15/2029	120,926
60,000	Roper Technologies, Inc., Sr. Unsecd. Note, 3.850%, 12/15/2025	68,408
245,000	Roper Technologies, Inc., Sr. Unsecd. Note, 4.200%, 9/15/2028	292,374
600,000	United Technologies Corp., Sr. Unsecd. Note, 4.125%, 11/16/2028	715,458
350,000	United Technologies Corp., Sr. Unsecd. Note, 4.150%, 5/15/2045	443,808
160,000	Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	172,760
285,000	Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	300,378
	TOTAL	5,242,938
	Capital Goods - Packaging—0.6%
180,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.650%, 9/15/2024	197,389
80,000	Packaging Corp. of America, Sr. Unsecd. Note, 4.500%, 11/1/2023	88,249
220,000	Sonoco Products Co., Sr. Unsecd. Note, 5.750%, 11/1/2040	299,265
120,000	WestRock Co., Sr. Unsecd. Note, 4.000%, 3/1/2023	127,534
150,000	WestRock Co., Sr. Unsecd. Note, Series WI, 4.000%, 3/15/2028	174,068
	TOTAL	886,505
	Communications - Cable & Satellite—1.8%
440,000	CCO Safari II LLC, 6.484%, 10/23/2045	624,798
380,000	Charter Communications Operating LLC, 5.375%, 5/1/2047	474,299
250,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 3.850%, 4/1/2061	251,941
600,000	Charter Communications, Inc., 4.200%, 3/15/2028	692,467
165,000	Cox Communications, Inc., Sr. Unsecd. Note, 144A, 3.350%, 9/15/2026	185,580
300,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	386,231
	TOTAL	2,615,316
	Communications - Media & Entertainment—2.7%
500,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.650%, 5/15/2050	625,941
135,000	Fox Corp, Sr. Unsecd. Note, Series WI, 4.709%, 1/25/2029	163,887
375,000	Fox Corp, Sr. Unsecd. Note, Series WI, 5.576%, 1/25/2049	548,175
250,000	Grupo Televisa S.A., 6.625%, 3/18/2025	304,600
250,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	302,268
70,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 4.000%, 3/15/2022	72,748
200,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.650%, 11/1/2024	220,849
300,000	Omnicom Group, Inc., Sr. Unsecd. Note, 4.200%, 6/1/2030	360,579
200,000	ViacomCBS, Inc., Sr. Unsecd. Note, 3.700%, 8/15/2024	219,366
200,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.900%, 8/15/2044	249,808
475,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.950%, 1/15/2031	595,568
190,000	ViacomCBS, Inc., Sr. Unsecd. Note, Series WI, 3.700%, 6/1/2028	217,201
	TOTAL	3,880,990
	Communications - Telecom Wireless—4.4%
300,000	American Tower Corp., Sr. Unsecd. Note, 2.100%, 6/15/2030	308,255
300,000	American Tower Corp., Sr. Unsecd. Note, 3.100%, 6/15/2050	309,024
250,000	American Tower Corp., Sr. Unsecd. Note, 3.800%, 8/15/2029	290,942
100,000	American Tower Corp., Sr. Unsecd. Note, 4.400%, 2/15/2026	115,939
200,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	226,509
280,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	374,507
Annual Shareholder Report
6

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Communications - Telecom Wireless—continued
$ 300,000	Crown Castle International Corp., Sr. Unsecd. Note, 2.250%, 1/15/2031	$311,411
400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 2/15/2026	463,041
200,000	Crown Castle International Corp., Sr. Unsecd. Note, 5.200%, 2/15/2049	272,593
300,000	TELUS Corp., Sr. Unsecd. Note, 2.800%, 2/16/2027	329,935
600,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 3.875%, 4/15/2030	695,556
415,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 4.500%, 4/15/2050	512,633
550,000	T-Mobile USA, Inc., Sr. Sub. Note, 144A, 3.000%, 2/15/2041	571,227
230,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	263,112
350,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.250%, 9/17/2050	434,332
580,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	806,963
	TOTAL	6,285,979
	Communications - Telecom Wirelines—6.6%
877,000	AT&T, Inc., Sr. Unsecd. Note, 2.550%, 12/1/2033	903,752
350,000	AT&T, Inc., Sr. Unsecd. Note, 2.750%, 6/1/2031	374,238
300,000	AT&T, Inc., Sr. Unsecd. Note, 3.500%, 6/1/2041	323,912
1,000,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	1,047,143
255,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	267,863
500,000	AT&T, Inc., Sr. Unsecd. Note, 4.300%, 2/15/2030	597,710
500,000	AT&T, Inc., Sr. Unsecd. Note, 4.350%, 3/1/2029	596,322
400,000	AT&T, Inc., Sr. Unsecd. Note, 5.450%, 3/1/2047	541,536
245,000	AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	360,147
545,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	719,351
225,000	Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	226,263
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	232,418
240,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	323,867
40,000	Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	59,729
500,000	Verizon Communications, Inc., Sr. Unsecd. Note, 1.680%, 10/30/2030	498,577
30,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.000%, 3/22/2050	36,394
750,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 3/16/2027	884,763
390,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	479,667
210,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.522%, 9/15/2048	273,870
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	717,610
	TOTAL	9,465,132
	Consumer Cyclical - Automotive—3.0%
470,000	Fiat Chrysler Automobiles NV, Sr. Unsecd. Note, 5.250%, 4/15/2023	504,663
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	200,750
250,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.339%, 3/28/2022	252,813
250,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.350%, 11/1/2022	254,715
200,000	General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	221,666
455,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	552,585
110,000	General Motors Co., Sr. Unsecd. Note, 6.750%, 4/1/2046	158,904
50,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 2.700%, 8/20/2027	53,085
400,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	435,815
250,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.300%, 7/13/2025	280,615
300,000	General Motors Financial Co., Inc., Unsecd. Note, 3.500%, 11/7/2024	324,481
235,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	242,431
380,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 10/15/2027	398,862
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	206,163
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	220,158
	TOTAL	4,307,706
Annual Shareholder Report
7

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Retailers—4.5%
$ 150,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, 1.750%, 10/1/2027	$152,510
675,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	777,311
600,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	712,846
130,000	AutoNation, Inc., Sr. Unsecd. Note, 4.500%, 10/1/2025	144,620
430,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	517,763
55,000	AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	60,920
345,000	AutoZone, Inc., Sr. Unsecd. Note, 4.000%, 4/15/2030	409,305
50,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	56,692
880,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	1,192,749
520,000	CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	700,136
300,000	Dollar General Corp., Sr. Unsecd. Note, 4.125%, 5/1/2028	354,109
310,000	Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/1/2025	355,868
450,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	481,836
260,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 1.750%, 3/15/2031	260,835
160,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2030	193,012
160,000	Tractor Supply Co., Sr. Unsecd. Note, 1.750%, 11/1/2030	161,072
	TOTAL	6,531,584
	Consumer Cyclical - Services—0.9%
235,000	Booking Holdings, Inc., Sr. Unsecd. Note, 4.625%, 4/13/2030	292,191
350,000	Expedia Group, Inc., Sr. Unsecd. Note, 3.800%, 2/15/2028	376,231
450,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	555,032
	TOTAL	1,223,454
	Consumer Non-Cyclical - Food/Beverage—6.8%
500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 3.650%, 2/1/2026	565,252
1,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	1,305,516
100,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/2046	128,706
300,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.350%, 6/1/2040	368,597
500,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.439%, 10/6/2048	622,387
500,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.750%, 1/23/2029	616,994
125,000	Bacardi Ltd., Sr. Unsecd. Note, 144A, 2.750%, 7/15/2026	132,593
710,000	Conagra Brands, Inc., Sr. Unsecd. Note, 1.375%, 11/1/2027	716,846
250,000	Constellation Brands, Inc., Sr. Unsecd. Note, 5.250%, 11/15/2048	351,773
210,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	234,330
365,000	General Mills, Inc., Sr. Unsecd. Note, 4.550%, 4/17/2038	469,997
80,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	112,201
200,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	219,619
300,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	312,109
150,000	Heineken NV, Sr. Unsecd. Note, 144A, 4.350%, 3/29/2047	193,534
250,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	262,481
220,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	253,747
250,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 5.085%, 5/25/2048	353,657
250,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.400%, 8/15/2027	281,239
140,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 2.650%, 10/3/2021	141,274
150,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	158,993
300,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	333,754
350,000	Smucker (J.M.) Co., Sr. Unsecd. Note, 2.375%, 3/15/2030	371,027
300,000	Smucker (J.M.) Co., Sr. Unsecd. Note, 3.500%, 3/15/2025	334,707
200,000	Tyson Foods, Inc., 3.950%, 8/15/2024	222,283
585,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	668,909
	TOTAL	9,732,525
Annual Shareholder Report
8

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Health Care—2.1%
$ 165,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	$171,592
155,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	169,332
120,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	124,796
350,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 2.600%, 5/27/2030	373,217
220,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 3.000%, 9/23/2029	240,167
55,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	60,999
300,000		Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 6/6/2047	393,934
204,000		Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	263,539
295,000		Danaher Corp., Sr. Unsecd. Note, 2.600%, 10/1/2050	306,314
125,000		Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	139,309
40,000		Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 8/23/2022	41,854
550,000		PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	620,979
85,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.133%, 3/25/2025	96,669
		TOTAL	3,002,701
		Consumer Non-Cyclical - Pharmaceuticals—5.1%
955,000		AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	1,071,352
1,060,000		AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	1,333,312
750,000		Amgen, Inc., Sr. Unsecd. Note, 2.450%, 2/21/2030	803,974
300,000		AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	308,418
500,000		AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	595,916
300,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.625%, 6/25/2038	364,633
300,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.875%, 6/25/2048	386,393
600,000		Biogen, Inc., Sr. Unsecd. Note, 3.150%, 5/1/2050	622,782
790,000		Royalty Pharma PLC, Sr. Unsecd. Note, 144A, 1.750%, 9/2/2027	813,534
52,000		Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.400%, 9/23/2021	52,684
375,000		Takeda Pharmaceutical Co. Ltd., Sr. Unsecd. Note, 2.050%, 3/31/2030	383,940
500,000		Takeda Pharmaceutical Co. Ltd., Sr. Unsecd. Note, 3.025%, 7/9/2040	527,885
		TOTAL	7,264,823
		Consumer Non-Cyclical - Supermarkets—0.5%
250,000		Kroger Co., 3.950%, 1/15/2050	303,908
300,000		Kroger Co., Bond, 6.900%, 4/15/2038	453,445
		TOTAL	757,353
		Consumer Non-Cyclical - Tobacco—1.7%
200,000		Altria Group, Inc., Sr. Unsecd. Note, 4.800%, 2/14/2029	239,984
500,000		Altria Group, Inc., Sr. Unsecd. Note, 5.950%, 2/14/2049	700,508
500,000		Bat Capital Corp., Sr. Unsecd. Note, Series WI, 3.557%, 8/15/2027	556,846
200,000		Bat Capital Corp., Sr. Unsecd. Note, Series WI, 4.540%, 8/15/2047	222,100
300,000		Reynolds American, Inc., Sr. Unsecd. Note, 5.850%, 8/15/2045	383,912
300,000		Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	403,725
		TOTAL	2,507,075
		Energy - Independent—1.4%
250,000		Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.050%, 7/15/2025	262,471
590,000	[1]	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 4/15/2024	642,753
390,000		Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	430,030
175,000		Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	199,384
500,000		Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	536,415
		TOTAL	2,071,053
		Energy - Integrated—0.9%
250,000		Husky Energy, Inc., 4.000%, 4/15/2024	268,157
240,000	[1]	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	267,276
Annual Shareholder Report
9

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Energy - Integrated—continued
$ 100,000	Petro-Canada, Bond, 5.350%, 7/15/2033	$122,117
130,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.500%, 3/13/2027	137,142
470,000	Suncor Energy, Inc., Sr. Unsecd. Note, 2.800%, 5/15/2023	494,778
	TOTAL	1,289,470
	Energy - Midstream—6.0%
130,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 3.400%, 2/15/2031	135,855
400,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	458,772
100,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.500%, 6/1/2025	115,093
100,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.800%, 6/1/2045	136,815
350,000	Energy Transfer Operating, Sr. Unsecd. Note, 5.000%, 5/15/2050	379,327
600,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	657,235
250,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 5.300%, 4/15/2047	279,201
250,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	296,975
200,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.700%, 1/31/2051	220,574
200,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.250%, 2/15/2048	234,900
500,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.850%, 3/15/2044	621,219
400,000	Kinder Morgan Energy Partners LP, 4.250%, 9/1/2024	446,130
495,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	650,913
300,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	367,695
300,000	Kinder Morgan, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2028	352,115
350,000	MPLX LP, Sr. Unsecd. Note, 2.650%, 8/15/2030	367,211
395,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	455,769
200,000	MPLX LP, Sr. Unsecd. Note, 4.900%, 4/15/2058	238,162
80,000	MPLX LP, Sr. Unsecd. Note, Series WI, 4.250%, 12/1/2027	94,034
500,000	ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	558,664
290,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	326,503
200,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	206,831
290,000	Williams Partners LP, Sr. Unsecd. Note, 3.900%, 1/15/2025	321,825
650,000	Williams Partners LP, Sr. Unsecd. Note, 4.900%, 1/15/2045	768,672
	TOTAL	8,690,490
	Energy - Refining—1.1%
200,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	218,437
150,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	201,397
245,000	Phillips 66, Sr. Unsecd. Note, 1.300%, 2/15/2026	249,354
190,000	Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	240,008
140,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	157,538
400,000	Valero Energy Corp., Sr. Unsecd. Note, 4.900%, 3/15/2045	466,546
	TOTAL	1,533,280
	Financial Institution - Banking—6.1%
410,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	444,645
200,000	Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	225,538
300,000	Bank of America Corp., Sub. Note, Series L, 4.183%, 11/25/2027	348,213
800,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	899,437
500,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.750%, 3/9/2027	570,872
255,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	279,442
480,000	Citigroup, Inc., 4.125%, 7/25/2028	561,658
250,000	Citigroup, Inc., 5.500%, 9/13/2025	300,762
750,000	Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	837,567
580,000	Citizens Financial Group, Inc., Sub. Note, 144A, 2.638%, 9/30/2032	614,710
200,000	Comerica, Inc., 3.800%, 7/22/2026	227,534
Annual Shareholder Report
10

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$ 200,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	$224,367
120,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	130,932
200,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	235,183
245,000	FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	249,784
900,000	Goldman Sachs Group, Inc., Sub. Note, 4.250%, 10/21/2025	1,032,701
395,000	Huntington Bancshares, Inc., Sr. Unsecd. Note, 2.550%, 2/4/2030	423,897
450,000	Morgan Stanley, Sub. Note, 5.000%, 11/24/2025	538,682
175,000	Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	189,980
250,000	Synovus Bank GA, Sr. Unsecd. Note, 2.289%, 2/10/2023	253,254
200,000	Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	223,909
	TOTAL	8,813,067
	Financial Institution - Broker/Asset Mgr/Exchange—1.0%
575,000	Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	604,554
200,000	Raymond James Financial, Inc., Sr. Unsecd. Note, 4.650%, 4/1/2030	245,577
300,000	Stifel Financial Corp., 4.250%, 7/18/2024	337,336
200,000	Stifel Financial Corp., Sr. Unsecd. Note, 4.000%, 5/15/2030	228,865
	TOTAL	1,416,332
	Financial Institution - Finance Companies—1.4%
500,000	Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	598,652
575,000	GE Capital Funding LLC, Sr. Unsecd. Note, 144A, 4.400%, 5/15/2030	678,000
650,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	775,961
	TOTAL	2,052,613
	Financial Institution - Insurance - Health—1.0%
500,000	CIGNA Corp., Sr. Unsecd. Note, 3.750%, 7/15/2023	540,629
500,000	CIGNA Corp., Sr. Unsecd. Note, 4.125%, 11/15/2025	576,075
250,000	CIGNA Corp., Sr. Unsecd. Note, 4.900%, 12/15/2048	343,799
	TOTAL	1,460,503
	Financial Institution - Insurance - Life—1.5%
300,000	American International Group, Inc., 4.500%, 7/16/2044	384,346
255,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	282,429
400,000	American International Group, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2055	514,721
75,000	AXA-UAP, Sub. Note, 8.600%, 12/15/2030	116,890
110,000	Lincoln National Corp., Sr. Note, 7.000%, 6/15/2040	168,521
400,000	Lincoln National Corp., Sr. Unsecd. Note, 3.050%, 1/15/2030	446,776
100,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	171,524
50,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	72,275
	TOTAL	2,157,482
	Financial Institution - Insurance - P&C—0.9%
500,000	CNA Financial Corp., Sr. Unsecd. Note, 3.900%, 5/1/2029	595,501
120,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	173,124
13,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	14,154
412,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.569%, 2/1/2029	506,708
	TOTAL	1,289,487
	Financial Institution - REIT - Apartment—0.8%
160,000	Mid-America Apartment Communities LP, 4.000%, 11/15/2025	181,301
150,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	163,528
160,000	Mid-America Apartment Communities LP, Sr. Unsub. Note, 1.700%, 2/15/2031	159,681
100,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	104,387
80,000	UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	90,044
200,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	224,503
Annual Shareholder Report
11

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Apartment—continued
$ 250,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	$255,034
	TOTAL	1,178,478
	Financial Institution - REIT - Healthcare—1.1%
375,000	Healthcare Trust of America, Sr. Unsecd. Note, 2.000%, 3/15/2031	375,634
245,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.100%, 2/15/2030	267,900
300,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	325,186
500,000	Welltower, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	585,834
	TOTAL	1,554,554
	Financial Institution - REIT - Office—0.8%
65,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 1.875%, 2/1/2033	65,024
90,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	103,665
100,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	116,249
250,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.900%, 12/15/2030	318,612
500,000	Boston Properties LP, Sr. Unsecd. Note, 2.900%, 3/15/2030	538,963
	TOTAL	1,142,513
	Financial Institution - REIT - Other—0.7%
160,000	ProLogis LP, Sr. Unsecd. Note, 4.375%, 2/1/2029	196,619
240,000	WP Carey, Inc., Sr. Unsecd. Note, 2.400%, 2/1/2031	249,652
175,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	201,222
300,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	333,251
	TOTAL	980,744
	Financial Institution - REIT - Retail—1.1%
140,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.800%, 10/1/2026	152,670
80,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	84,052
290,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	328,396
300,000	Regency Centers LP, Sr. Unsecd. Note, 3.700%, 6/15/2030	340,358
170,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	194,007
460,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	475,139
45,000	Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	46,778
	TOTAL	1,621,400
	Technology—5.2%
1,380,000	Broadcom, Inc., Sr. Unsecd. Note, 4.110%, 9/15/2028	1,581,275
200,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	231,659
250,000	Dell International LLC / EMC Corp., 144A, 4.000%, 7/15/2024	275,882
840,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	1,026,112
205,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	219,769
250,000	Equifax, Inc., Sr. Unsecd. Note, Series 5Y, 3.950%, 6/15/2023	270,263
100,000	Equifax, Inc., Sr. Unsecd. Note, Series FXD, 3.600%, 8/15/2021	101,888
200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	241,001
90,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.750%, 5/21/2029	105,685
375,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	428,766
285,000	Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	310,558
100,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	103,197
70,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.450%, 12/15/2024	80,586
450,000	Keysight Technologies, Inc., 4.550%, 10/30/2024	509,250
155,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	185,981
450,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.640%, 2/6/2024	501,320
200,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.975%, 2/6/2026	236,555
350,000	Molex Electronics Technologies LLC, Unsecd. Note, 144A, 3.900%, 4/15/2025	362,471
160,000	Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	190,035
Annual Shareholder Report
12

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$ 80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	$95,251
220,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	233,081
150,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	180,300
	TOTAL	7,470,885
	Transportation - Airlines—0.3%
140,000	Southwest Airlines Co., Sr. Unsecd. Note, 4.750%, 5/4/2023	152,206
175,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	202,797
	TOTAL	355,003
	Transportation - Railroads—1.1%
100,000	Canadian Pacific Railway Co., 7.125%, 10/15/2031	148,210
105,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 2.050%, 3/5/2030	110,492
200,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 4.450%, 3/15/2023	215,241
305,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	317,923
200,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.700%, 5/1/2048	252,214
490,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	528,265
	TOTAL	1,572,345
	Transportation - Services—1.6%
330,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	463,431
200,000	FedEx Corp., Sr. Unsecd. Note, 3.100%, 8/5/2029	223,643
550,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	664,840
400,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.950%, 3/10/2025	448,284
220,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.900%, 12/1/2026	241,890
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	211,930
	TOTAL	2,254,018
	Utility - Electric—5.0%
130,000	AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	146,300
80,000	Ameren Corp., Sr. Unsecd. Note, 3.650%, 2/15/2026	90,316
95,000	American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	99,239
200,000	Appalachian Power Co., Sr. Unsecd. Note, 7.000%, 4/1/2038	308,276
170,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	178,816
195,000	Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	210,584
130,000	Dominion Energy, Inc., Sr. Unsecd. Note, 4.250%, 6/1/2028	156,061
240,000	Duke Energy Corp., Sr. Unsecd. Note, 2.650%, 9/1/2026	261,638
500,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 1.710%, 1/24/2028	500,247
300,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	327,632
740,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	947,853
290,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	337,808
200,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.875%, 6/14/2029	249,947
100,000	Exelon Corp., Sr. Unsecd. Note, 3.950%, 6/15/2025	113,208
95,000	Exelon Corp., Sr. Unsecd. Note, 4.700%, 4/15/2050	126,552
180,000	FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	210,219
242,000	Fortis, Inc. / Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	266,639
290,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	321,597
200,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	227,951
300,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.950%, 3/30/2048	369,184
100,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	127,089
250,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	272,747
200,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.950%, 3/15/2024	218,499
200,000	PPL WEM Holdings PLC, Sr. Unsecd. Note, 144A, 5.375%, 5/1/2021	200,723
Annual Shareholder Report
13

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Utility - Electric—continued
$ 800,000	Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	$848,182
	TOTAL	7,117,307
	Utility - Natural Gas—1.9%
50,000	Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series B, 3.000%, 11/15/2029	55,468
65,000	Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series C, 3.900%, 11/15/2049	76,860
300,000	Enbridge Energy Partners LP, 5.875%, 10/15/2025	367,033
80,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	98,906
300,000	Enbridge, Inc., Sr. Unsecd. Note, 3.125%, 11/15/2029	330,322
200,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	210,055
130,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.950%, 9/15/2027	138,195
90,000	National Fuel Gas Co., Sr. Unsecd. Note, 4.900%, 12/1/2021	92,489
200,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	230,893
300,000	Sempra Energy, Sr. Unsecd. Note, 3.400%, 2/1/2028	342,349
200,000	Sempra Energy, Sr. Unsecd. Note, 3.550%, 6/15/2024	218,059
250,000	Sempra Energy, Sr. Unsecd. Note, 4.000%, 2/1/2048	297,897
250,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	292,860
	TOTAL	2,751,386
	Utility - Natural Gas Distributor—0.1%
110,000	The East Ohio Gas Company, Sr. Unsecd. Note, 144A, 3.000%, 6/15/2050	119,952
	TOTAL CORPORATE BONDS (IDENTIFIED COST $117,555,730)	133,514,004
	FOREIGN GOVERNMENTS/AGENCIES—4.0%
	Sovereign—4.0%
400,000	Colombia, Government of, Sr. Unsecd. Note, 3.000%, 1/30/2030	419,204
450,000	Colombia, Government of, Sr. Unsecd. Note, 3.875%, 4/25/2027	500,850
855,000	Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	988,594
700,000	Mexico, Government of, 3.750%, 1/11/2028	786,492
200,000	Mexico, Government of, Series MTN, 4.750%, 3/8/2044	237,750
206,000	Mexico, Government of, Series MTNA, 6.750%, 9/27/2034	289,430
800,000	Mexico, Government of, Sr. Unsecd. Note, 3.250%, 4/16/2030	863,816
700,000	Mexico, Government of, Sr. Unsecd. Note, 3.600%, 1/30/2025	779,569
300,000	Mexico, Government of, Sr. Unsecd. Note, 4.500%, 1/31/2050	351,375
250,000	Mexico, Government of, Sr. Unsecd. Note, 4.500%, 4/22/2029	293,500
190,000	Peru, Government of, 6.550%, 3/14/2037	288,325
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $5,149,954)	5,798,905
	REPURCHASE AGREEMENT—2.2%
3,247,000	Interest in $1,000,000,000 joint repurchase agreement 0.08%, dated 12/31/2020 under which Bank of Montreal will repurchase securities provided as collateral for $1,000,008,889 on 1/4/2021. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 5/20/2069 and the market value of those underlying securities was $1,022,038,963. (IDENTIFIED COST $3,247,000)	3,247,000
	INVESTMENT COMPANY—0.5%
700,235	Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[3] (IDENTIFIED COST $700,235)	700,235
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $126,652,919)[4]	143,260,144
	OTHER ASSETS AND LIABILITIES - NET—0.4%[5]	515,245
	TOTAL NET ASSETS—100%	$143,775,389
Annual Shareholder Report
14

At December 31, 2020, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
6U.S. Treasury Notes 2-Year Long Futures	66	$14,584,453	March 2021	$12,752
6U.S. Treasury Ultra Bond Long Futures	7	$1,494,937	March 2021	$(29,055)
Short Future:
6U.S. Treasury Notes 10-Year Short Futures	58	$8,008,531	March 2021	$(7,101)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(23,404)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended December 31, 2020, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares*
Value as of 12/31/2019	$3,660,975
Purchases at Cost	$26,073,269
Proceeds from Sales	$(29,034,009)
Change in Unrealized Appreciation/Depreciation	N/A
Net Realized Gain/(Loss)	N/A
Value as of 12/31/2020	$700,235
Shares Held as of 12/31/2020	700,235
Dividend Income	$18,792

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	7-day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
15

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$133,514,004	$—	$133,514,004
Foreign Governments/Agencies	—	5,798,905	—	5,798,905
Investment Company	700,235	—	—	700,235
Repurchase Agreement	—	3,247,000	—	3,247,000
TOTAL SECURITIES	$700,235	$142,559,909	$—	$143,260,144
Other Financial Instruments:[1]
Assets	$12,752	$—	$—	$12,752
Liabilities	(36,156)	—	—	(36,156)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(23,404)	$—	$—	$(23,404)

1	Other financial instruments are futures contracts.

The following acronym(s) are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.48	$10.26	$11.10	$10.71	$10.29
Income From Investment Operations:
Net investment income (loss)	0.43	0.45	0.46	0.45	0.46
Net realized and unrealized gain (loss)	0.91	1.22	(0.77)	0.39	0.42
TOTAL FROM INVESTMENT OPERATIONS	1.34	1.67	(0.31)	0.84	0.88
Less Distributions:
Distributions from net investment income	(0.43)	(0.45)	(0.46)	(0.45)	(0.46)
Distributions from net realized gain	(0.01)	—	(0.07)	—	—
TOTAL DISTRIBUTIONS	(0.44)	(0.45)	(0.53)	(0.45)	(0.46)
Net Asset Value, End of Period	$12.38	$11.48	$10.26	$11.10	$10.71
Total Return[1]	11.88%	16.56%	(2.82)%	8.01%	8.61%
Ratios to Average Net Assets:
Net expenses[2,3]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	3.64%	4.11%	4.30%	4.14%	4.28%
Expense waiver/reimbursement[4]	0.27%	0.30%	0.32%	0.29%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$143,775	$105,126	$85,243	$85,052	$78,255
Portfolio turnover	13%	18%	16%	22%	25%

1	Based on net asset value.
2	Federated Investment Management Company (the “Adviser”) has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and LiabilitiesDecember 31, 2020

Assets:
Investment in securities, at value including $681,912 of securities loaned and $700,235 of investments in an affiliated holding* (identified cost $126,652,919)	$143,260,144
Cash	573
Due from broker (Note 2)	30,694
Income receivable	1,288,397
Receivable for shares sold	396,560
Receivable for variation margin on futures contracts	4,044
Total Assets	144,980,412
Liabilities:
Payable for shares redeemed	53,755
Payable for collateral due to broker for securities lending	700,235
Income distribution payable	377,192
Payable to adviser (Note 5)	726
Payable for administrative fee (Note 5)	305
Payable for portfolio accounting fees	31,648
Accrued expenses (Note 5)	41,162
Total Liabilities	1,205,023
Net assets for 11,609,815 shares outstanding	$143,775,389
Net Assets Consist of:
Paid-in capital	$127,071,115
Total distributable earnings (loss)	16,704,274
Total Net Assets	$143,775,389
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$143,775,389 ÷ 11,609,815 shares outstanding, no par value, unlimited shares authorized	$12.38

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of OperationsYear Ended December 31, 2020

Investment Income:
Interest	$4,262,141
Net income on securities loaned (includes $18,792 earned from affiliated holdings related to cash collateral balances (Note 2)*)	5,060
TOTAL INCOME	4,267,201
Expenses:
Administrative fee (Note 5)	92,849
Custodian fees	12,370
Transfer agent fees	12,568
Directors’/Trustees’ fees (Note 5)	1,916
Auditing fees	31,000
Legal fees	9,653
Portfolio accounting fees	76,071
Share registration costs	36,390
Printing and postage	17,543
Commitment fee (Note 7)	18,340
Miscellaneous (Note 5)	11,116
TOTAL EXPENSES	319,816
Waivers and Reimbursement:
Waivers/reimbursement of other operating expenses (Notes 2 and 5)	(319,816)
Net expenses	—
Net investment income	4,267,201
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments	498,165
Net realized loss on futures contracts	(55,894)
Net change in unrealized appreciation of investments	8,548,787
Net change in unrealized appreciation of futures contracts	(63,038)
Net realized and unrealized gain (loss) on investments and futures contracts	8,928,020
Change in net assets resulting from operations	$13,195,221

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,267,201	$4,042,202
Net realized gain (loss)	442,271	(164,454)
Net change in unrealized appreciation/depreciation	8,485,749	10,922,230
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,195,221	14,799,978
Distributions to Shareholders	(4,325,376)	(4,038,571)
Share Transactions:
Proceeds from sale of shares	46,654,426	25,959,589
Net asset value of shares issued to shareholders in payment of distributions declared	130,140	114,594
Cost of shares redeemed	(17,005,180)	(16,952,141)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	29,779,386	9,122,042
Change in net assets	38,649,231	19,883,449
Net Assets:
Beginning of period	105,126,158	85,242,709
End of period	$143,775,389	$105,126,158
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2020
1. ORGANIZATION
Federated Hermes Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes Corporate Bond Strategy Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Managed Pool Series and Federated Corporate Bond Strategy Portfolio, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report
21

■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense reimbursement of $319,816 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $17,267,344 and $6,642,728, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report
22

Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$681,912	$700,235
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$(23,404)*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(55,894)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(63,038)
Annual Shareholder Report
23

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	3,920,733	2,355,503
Shares issued to shareholders in payment of distributions declared	10,989	10,329
Shares redeemed	(1,478,593)	(1,520,486)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	2,453,129	845,346
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$4,258,863	$4,038,571
Long-term capital gains	$66,513	$—
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$20,143
Net unrealized appreciation	$16,607,223
Undistributed long-term capital gains	$76,908
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for mark-to-market on futures contracts.
At December 31, 2020, the cost of investments for federal tax purposes was $126,652,919. The net unrealized appreciation of investments for federal tax purposes was $16,607,225. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,632,737 and net unrealized depreciation from investments for those securities having an excess of cost over value of $25,512. The amounts presented are inclusive of derivative contracts.
The Fund used capital loss carryforwards of $235,812 to offset capital gains realized during the year ended December 31, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts; or (3) to the extent permitted under applicable law, other Federated Hermes funds. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2020, the Adviser reimbursed $319,816 of operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund. For the year ended December 31, 2020, the Fund’s Adviser reimbursed the Fund for any fee paid to FAS.
Annual Shareholder Report
24

Interfund Transactions
During the year ended December 31, 2020, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $762,500. Net realized loss recognized on these transactions was $239,529.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$42,536,637
Sales	$15,011,456
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2020, the amount of long-term capital gains designated by the Fund was $66,513.
For the fiscal year ended December 31, 2020, 83.25% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
Annual Shareholder Report
25

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED HERMES CORPORATE BOND STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Corporate Bond Strategy Portfolio (formerly, Federated Corporate Bond Strategy Portfolio) (the “Fund”) (one of the portfolios constituting the Federated Hermes Managed Pool Series (formerly, Federated Managed Pool Series) (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Federated Hermes Managed Pool Series (formerly, Federated Managed Pool Series)) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
February 22, 2021
Annual Shareholder Report
26

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,061.50	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.14	$0.00

1
Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.

Annual Shareholder Report
27

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes,
Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and
Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities
Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated Services Company.

*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund
Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm)
and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth
Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

Annual Shareholder Report
28

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee,
Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super
Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor Emerita of Law,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education
(public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL
Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and Vice Chair, Our Campaign for the Church Alive!, Inc.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management
Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s
Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management,
Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Senior Vice President for Legal Affairs,
General Counsel and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior
Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired;
formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief
Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc.
and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report
29

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and
Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and
Southpointe Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015
Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family;
Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated
Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.
(investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior
Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and
Portfolio Manager, Prudential Investments.

Annual Shareholder Report
30

Evaluation and Approval of Advisory Contract–May 2020
Federated Corporate Bond Strategy Portfolio (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES CORPORATE BOND STRATEGY PORTFOLIO)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other funds (each, a “Federated Hermes Fund”) advised by the Adviser or its affiliates (collectively, “Federated Hermes”).
In addition, the Board considered that the Adviser does not charge an investment advisory fee for its services, although Federated Hermes may receive compensation for managing assets invested in the Fund.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser or its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund, with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated
Annual Shareholder Report
31

Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Annual Shareholder Report
32

Fund Investment Performance
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund outperformed its benchmark index.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered that the Adviser does not charge an investment advisory fee to this Fund for its services. However, the Board considered the compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Hermes and research services received by the Adviser from brokers that execute trades for other Federated Hermes Funds.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
Because of the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
33

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Managed Pool Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Corporate Bond Strategy Portfolio (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
34

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at FederatedInvestors.com/FundInformation. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly holds on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at FederatedInvestors.com. Select a product name, then click “Documents” and select “Form N-PORT.”
Annual Shareholder Report
35

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P100
36217 (2/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2020

Ticker FHYSX

Federated Hermes High Yield Strategy Portfolio
(formerly, Federated High-Yield Strategy Portfolio)

A Portfolio of Federated Hermes Managed Pool Series
(formerly, Federated Managed Pool Series)

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes High Yield Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020, was 6.04%. The total return of the Fund’s shares consisted of 6.19% current income and -0.15% of depreciation in the net asset value of the Fund’s shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 7.05% during the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities.
MARKET OVERVIEW
The dominant theme impacting the high-yield2 market during the period under review was COVID-19 and its impact on the U.S. and global economies. As the seriousness of the virus became apparent in the early part of 2020, riskier assets such as high-yield bonds plummeted in value especially in the early part of March.3 As protective measures were put in place leading to a reduction in cases and deaths, the high-yield market began a powerful recovery rally aided by substantial monetary and fiscal policy stimulus. While virus cases surged as the reporting period came to an end, the financial markets continued to rally as vaccines were approved late in the period and distribution had begun. The virus and its economic impact led to tremendous economic volatility with the 2nd calendar quarter seeing a record GDP decline followed by a record surge in activity in the 3rd calendar quarter. Also, the reduction in economic activity and disagreements among global producers resulted in lower oil prices which pressured the energy sector of the high-yield market especially in the first half of the year. Overall, default rates spiked higher in response with energy issuers experiencing the greatest uptick in distress. The impact of these factors can be seen in the movement of the yield spread between the Credit Suisse High Yield Bond Index4 and U.S. Treasury securities of comparable maturities, which began the period at 414 basis points (bp), declined to 388 bp in mid-January 2020, skyrocketed to over 1,400 bp in late March 2020 before declining to end the period at 431 bp on December 31, 2020.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Midstream, Banking, Home Construction, Wireless Communications and Food & Beverage. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Leisure, Independent Energy, Cable & Satellite and Restaurants. From a credit quality perspective, the “BB”-rated sector led the way during the reporting period with a total return of 10.03% followed by the “B”-rated sector with a total return of 4.59% and the “CCC”-rated sector with a total return of 2.27%.
Sector Allocation
The Fund was negatively impacted by its sector allocation relative to the BBHY2%ICI. This was mainly the result of being in an underweight position to the Independent and Integrated Energy sectors in the second quarter of 2020. While Independent Energy was an underperformer across the entire period under review, it was a major outperformer in the second quarter led by several companies that were downgraded from investment-grade at the end of March and entered the BBHY2%ICI at very depressed prices. These issuers substantially rebounded in early April after entering the high-yield index and were not owned by the Fund during that period of substantial outperformance. The Fund was also negatively impacted by its cash position especially in the April rally. The Fund also had an underweight position to the strong-performing Food & Beverage and Banking sectors. The Fund was positively impacted by its underweight position to the poor-performing Service sector and its overweight positions to the outperforming Technology and Healthcare sectors.
Annual Shareholder Report
1

Security Selection
The Fund’s security selection had a modest negative impact on performance relative to the BBHY2%ICI. Security selection in the Independent Energy, Retail, Media & Entertainment, Food & Beverage, Automotive and Chemicals negatively impacted performance. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Party City, Callon Petroleum, SESI LLC, Oasis Petroleum and EP Energy. While the Fund did purchase securities of Occidental Petroleum, Continental Resources and Western Midstream during the period, it had underweight positions to these issuers when they had the substantial recovery early in April mentioned above. The Fund did benefit from positive security selection in the Oil Field Services, Aerospace & Defense, Cable & Satellite and Packaging industry sectors. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Endo Pharmaceutical, Team Health, Antero Midstream, Infor and Rackspace Technology.

 Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2
 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4
 Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes High Yield Strategy Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020
Average Annual Total Returns for the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	6.04%	8.25%	7.16%
BBHY2%ICI	7.05%	8.57%	6.79%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2
 The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At December 31, 2020, the Fund’s index classification1 was as follows:
Index Classification	Percentage of Total Net Assets[2]
Technology	7.9%
Cable Satellite	7.7%
Midstream	7.5%
Health Care	7.2%
Media Entertainment	6.7%
Automotive	5.8%
Packaging	5.8%
Independent Energy	5.6%
Insurance - P&C	4.1%
Gaming	3.9%
Pharmaceuticals	3.3%
Chemicals	2.8%
Utility - Electric	2.8%
Building Materials	2.6%
Other[3]	24.0%
Cash Equivalents[4]	1.5%
Other Assets and Liabilities—Net[5]	0.8%
TOTAL	100%

1
Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays
U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund’s Adviser.

2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3	For purposes of this table, index classifications which constitute less than 2.5% of the Fund’s total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
December 31, 2020
Shares or Principal Amount		Value
	INVESTMENT COMPANY—99.4%
14,977,726	High Yield Bond Portfolio[1] (IDENTIFIED COST $92,728,682)	$95,108,561
	REPURCHASE AGREEMENT—0.8%
$ 747,000	Interest in $1,000,000,000 joint repurchase agreement 0.08%, dated 12/31/2020 under which Bank of Montreal will repurchase securities provided as collateral for $1,000,008,889 on 1/4/2021. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 5/20/2069 and the market value of those underlying securities was $1,022,038,963. (IDENTIFIED COST $747,000)	747,000
	TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $93,475,682)[2]	95,855,561
	OTHER ASSETS AND LIABILITIES - NET—(0.2)%[3]	(148,833)
	TOTAL NET ASSETS—100%	$95,706,728
Affiliated fund holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2020, were as follows:
High Yield Bond Portfolio
Value as of 12/31/2019	$44,649,691
Purchases at Cost	$59,443,697
Proceeds from Sales	$(10,550,000)
Change in Unrealized Appreciation/Depreciation	$1,917,058
Net Realized Gain/(Loss)	$(351,885)
Value as of 12/31/2020	$95,108,561
Shares Held as of 12/31/2020	14,977,726
Dividend Income	$2,738,929
The Fund invests in High Yield Bond Portfolio (HYCORE), a portfolio of Federated Hermes Core Trust (“Core Trust”) which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of HYCORE is to seek high current income. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from HYCORE. Income distributions from HYCORE are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of HYCORE, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. At December 31, 2020, HYCORE represents 99.4% of the Fund’s net assets. Therefore, the performance of the Fund is directly affected by the performance of HYCORE. To illustrate the security holdings, financial condition, results of operations and changes in net assets of HYCORE, its financial statements are included within this report. The financial statements of HYCORE should be read in conjunction with the Fund’s financial statements. The valuation of securities held by HYCORE is discussed in the notes to its financial statements.
1	Due to this affiliated holding representing greater than 75% of the Fund’s total net assets, a copy of the affiliated holding’s most recent Annual Report is included with this Report.

2	The cost of investments for federal tax purposes amounts to $94,114,352.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Company	$95,108,561	$—	$—	$95,108,561
Repurchase Agreement	—	747,000	—	747,000
TOTAL SECURITIES	$95,108,561	$747,000	$—	$95,855,561
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.20	$12.21	$13.29	$13.15	$12.13
Income From Investment Operations:
Net investment income (loss)	0.75	0.82	0.81	0.80	0.83
Net realized and unrealized gain (loss)	(0.01)	0.99	(1.08)	0.16	1.04
TOTAL FROM INVESTMENT OPERATIONS	0.74	1.81	(0.27)	0.96	1.87
Less Distributions:
Distributions from net investment income	(0.76)	(0.82)	(0.81)	(0.80)	(0.83)
Distributions from net realized gain	—	—	—	(0.02)	(0.02)
TOTAL DISTRIBUTIONS	(0.76)	(0.82)	(0.81)	(0.82)	(0.85)
Net Asset Value, End of Period	$13.18	$13.20	$12.21	$13.29	$13.15
Total Return[1]	6.04%	15.10%	(2.19)%	7.50%	15.85%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	5.93%	6.30%	6.26%	6.02%	6.52%
Expense waiver/reimbursement[3]	0.45%	0.41%	0.45%	0.41%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$95,707	$44,776	$42,319	$41,769	$38,324
Portfolio turnover	23%	25%	20%	15%	20%

1	Based on net asset value.
2
The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesDecember 31, 2020

Assets:
Investment in securities, at value including $95,108,561 of investments in an affiliated holding* (identified cost $93,475,682)	$95,855,561
Cash	143
Income receivable from an affiliated holding*	422,626
Receivable for shares sold	368,330
Total Assets	96,646,660
Liabilities:
Payable for investments purchased	422,626
Payable for shares redeemed	42,735
Income distribution payable	414,787
Payable to adviser (Note 5)	1,220
Payable for administrative fee (Note 5)	203
Payable for auditing fees	28,300
Accrued expenses (Note 5)	30,061
Total Liabilities	939,932
Net assets for 7,261,338 shares outstanding	$95,706,728
Net Assets Consist of:
Paid-in capital	$95,141,901
Total distributable earnings (loss)	564,827
Total Net Assets	$95,706,728
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$95,706,728 ÷ 7,261,338 shares outstanding, no par value, unlimited shares authorized	$13.18

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended December 31, 2020

Investment Income:
Dividends received from an affiliated holding*	$2,738,929
Interest	1,346
TOTAL INCOME	2,740,275
Expenses:
Administrative fee (Note 5)	36,097
Custodian fees	3,453
Transfer agent fees	5,158
Directors’/Trustees’ fees (Note 5)	1,598
Auditing fees	28,300
Legal fees	8,665
Portfolio accounting fees	54,320
Share registration costs	29,329
Printing and postage	18,602
Commitment fee	13,714
Miscellaneous (Note 5)	8,516
TOTAL EXPENSES	207,752
Reimbursement:
Reimbursement of other operating expenses (Notes 2 and 5)	(207,752)
Net expenses	—
Net investment income	2,740,275
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments in an affiliated holding*	(351,885)
Net change in unrealized appreciation of investments in an affiliated holding*	1,917,058
Net realized and unrealized gain (loss) on investments	1,565,173
Change in net assets resulting from operations	$4,305,448

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,740,275	$3,034,077
Net realized gain (loss)	(351,885)	(752,195)
Net change in unrealized appreciation/depreciation	1,917,058	4,327,907
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,305,448	6,609,789
Distributions to Shareholders	(2,740,156)	(3,033,858)
Share Transactions:
Proceeds from sale of shares	64,190,210	15,655,731
Net asset value of shares issued to shareholders in payment of distributions declared	84,825	98,295
Cost of shares redeemed	(14,909,302)	(16,873,444)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	49,365,733	(1,119,418)
Change in net assets	50,931,025	2,456,513
Net Assets:
Beginning of period	44,775,703	42,319,190
End of period	$95,706,728	$44,775,703
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2020
1. ORGANIZATION
Federated Hermes Managed Pool Series (the “Trust”) is registered under the Act, as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes High Yield Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income, by investing primarily in a high yield bond mutual fund and in a portfolio of fixed-income securities.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Managed Pool Series and Federated High-Yield Strategy Portfolio, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $207,752 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	5,018,399	1,213,744
Shares issued to shareholders in payment of distributions declared	6,726	7,573
Shares redeemed	(1,154,626)	(1,295,178)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	3,870,499	(73,861)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$2,740,156	$3,033,858
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,051
Net unrealized appreciation	$1,741,208
Capital loss carryforwards	$(1,177,434)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for deferral of losses on wash sales.
At December 31, 2020, the cost of investments for federal tax purposes was $94,114,352. The net unrealized appreciation of investments for federal tax purposes was $1,741,208. This consists entirely of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,741,208.
As of December 31, 2020, the Fund had a capital loss carryforward of $1,177,434 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$1,177,434	$1,177,434
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract.
For the year ended December 31, 2020, the Adviser reimbursed $207,752 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Annual Shareholder Report

For the year ended December 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund. For the year ended December 31, 2020, the Fund’s Adviser reimbursed the Fund for any fee paid to FAS.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$59,443,697
Sales	$10,550,000
7. Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2020, 83.86% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED Hermes HIGH YIELD STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes High Yield Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Hermes Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Hermes High Yield Strategy Portfolio (one of the funds constituting the Federated Hermes Managed Pool Series) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
February 22, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,104.70	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.14	$0.00

1
Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses incurred by the
Fund. This agreement has no fixed term.

Annual Shareholder Report

High Yield Bond Portfolio
Financial Statements and Notes to Financial Statements
Federated Hermes High Yield Strategy Portfolio invests primarily in High Yield Bond Portfolio. Therefore the High Yield Bond Portfolio financial statements and notes to financial statements are included on pages 18 through 46.
High Yield Bond Portfolio
Annual Shareholder Report

Management’s Discussion of Fund Performance (unaudited)–
High Yield Bond Portfolio
The total return of the High Yield Bond Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020, was 6.09%. The total return of the Fund’s shares consisted of 6.25% current income and -0.16% of depreciation in the net asset value of the Fund’s shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 7.05% during the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities.
MARKET OVERVIEW
The dominant theme impacting the high-yield2 market during the period under review was Covid-19 and its impact on the U.S. and global economies. As the seriousness of the virus became apparent in the early part of calendar 2020, riskier assets such as high-yield bonds plummeted in value especially in the early part of March. As protective measures were put in place leading to a reduction in cases and deaths, the high-yield market began a powerful recovery rally aided by substantial monetary and fiscal policy stimulus. While virus cases surged as the reporting period came to an end, the financial markets continued to rally as vaccines were approved late in the period and distribution had begun. The virus and its economic impact led to tremendous economic volatility with the 2nd calendar quarter seeing a record GDP decline followed by a record surge in activity in the 3rd calendar quarter. Also, the reduction in economic activity and disagreements among global producers resulted in lower oil prices which pressured the energy sector of the high-yield market especially in the first half of the year. Overall, default rates spiked higher in response with energy issuers experiencing the greatest uptick in distress.3 The impact of these factors can be seen in the movement of the yield spread between the Credit Suisse High Yield Bond Index4 and U.S. Treasury securities of comparable maturities, which began the period at 414 basis points (bp), declined to 388 bp in mid-January 2020, skyrocketed to over 1,400 bp in late March 2020 before declining to end the period at 431 bp on December 31, 2020.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Midstream, Banking, Home Construction, Wireless Communications and Food & Beverage. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Leisure, Independent Energy, Cable & Satellite and Restaurants. From a credit quality perspective, the “BB”-rated sector led the way during the reporting period with a total return of 10.03% followed by the “B”-rated sector with a total return of 4.59% and the “CCC”-rated sector with a total return of 2.27%.
Sector Allocation
The Fund was negatively impacted by its sector allocation relative to the BBHY2%ICI. This was mainly the result of being in an underweight position relative to the Independent and Integrated Energy sectors in the second quarter of 2020. While Independent Energy was an underperformer across the entire period under review, it was a major outperformer in the second quarter led by several companies that were downgraded from investment grade at the end of March and entered the BBHY2%ICI at very depressed prices. These issuers substantially rebounded in early April after entering the high yield index and were not owned by the Fund during that period of substantial outperformance. The Fund was also negatively impacted by its cash position especially in the April rally. The Fund was also in an underweight position relative to the strong-performing Food & Beverage and Banking sectors. The Fund was positively impacted by its underweight position to the poor-performing Service sector and its overweight position to the outperforming Technology and Healthcare sectors.
High Yield Bond Portfolio
Annual Shareholder Report

Security Selection
The Fund’s security selection had a modest negative impact on performance relative to the BBHY2%ICI. Security selection in the Independent Energy, Retail, Media & Entertainment, Food & Beverage, Automotive and Chemicals negatively impacted performance. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Party City, Callon Petroleum, SESI LLC, Oasis Petroleum and EP Energy. While the Fund did purchase securities of Occidental Petroleum, Continental Resources and Western Midstream during the period, it was underweight these issuers when they had the substantial recovery early in April mentioned above. The Fund did benefit from positive security selection in the Oil Field Services, Aerospace & Defense, Cable & Satellite and Packaging industry sectors. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Endo Pharmaceutical, Team Health, Antero Midstream, Infor and Rackspace Technology.
1
 Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2
 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4
 Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*
 The index is unmanaged, and it is not possible to invest directly in an index.
High Yield Bond Portfolio
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the High Yield Bond Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020
Average Annual Total Returns for the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	6.09%	8.31%	7.17%
BBHY2%ICI	7.05%	8.57%	6.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2
 The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
High Yield Bond Portfolio
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–High Yield Bond Portfolio
At December 31, 2020, the Fund’s index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Technology	8.0%
Cable Satellite	7.7%
Midstream	7.5%
Health Care	7.2%
Media Entertainment	6.8%
Automotive	5.8%
Packaging	5.8%
Independent Energy	5.6%
Insurance - P&C	4.1%
Gaming	4.0%
Other[2]	35.0%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities - Net[4]	1.0%
Total	100%

1
Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays
U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund’s Adviser.

2	For purposes of this table, index classifications which constitute less than 3.0% of the Fund’s total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
High Yield Bond Portfolio
Annual Shareholder Report

Portfolio of Investments–High Yield Bond Portfolio
December 31, 2020
Principal Amount or Shares		Value
	CORPORATE BONDS—96.9%
	Aerospace/Defense—1.4%
$ 9,400,000	TransDigm, Inc., Sec. Fac. Bond, 144A, 6.250%, 3/15/2026	$10,022,797
775,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	790,186
8,325,000	TransDigm, Inc., Sr. Sub., 6.875%, 5/15/2026	8,821,794
8,025,000	TransDigm, Inc., Sr. Sub., Series WI, 5.500%, 11/15/2027	8,448,720
2,900,000	TransDigm, Inc., Sr. Sub., Series WI, 7.500%, 3/15/2027	3,100,651
	TOTAL	31,184,148
	Automotive—5.8%
6,900,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	7,098,375
800,000	Adient US LLC, 144A, 7.000%, 5/15/2026	871,480
1,100,000	Adient US LLC, 144A, 9.000%, 4/15/2025	1,227,875
4,150,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	4,373,062
750,000	Clarios Global LP, Sec. Fac. Bond, 144A, 6.750%, 5/15/2025	809,303
4,300,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	4,514,462
3,250,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	3,382,031
425,000	Dana, Inc., 5.625%, 6/15/2028	458,305
600,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.096%, 5/4/2023	606,936
2,625,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	2,634,844
500,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.339%, 3/28/2022	505,625
14,175,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.375%, 11/13/2025	14,533,769
3,575,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.813%, 10/12/2021	3,621,922
7,500,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.000%, 11/13/2030	7,898,850
4,125,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.063%, 11/1/2024	4,338,757
2,000,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.125%, 8/17/2027	2,097,500
3,075,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.140%, 2/15/2023	3,174,938
1,675,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.250%, 9/20/2022	1,731,615
3,225,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.271%, 1/9/2027	3,386,250
5,450,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 5.113%, 5/3/2029	6,076,477
2,525,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 5.125%, 6/16/2025	2,748,589
11,100,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, Series GMTN, 4.389%, 1/8/2026	11,667,099
1,200,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	1,229,250
1,100,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	1,126,609
1,050,000	IAA Spinco, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2027	1,114,969
2,375,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.000%, 5/15/2027	2,524,471
1,600,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.375%, 5/15/2029	1,765,696
5,700,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	6,042,000
6,675,000	KAR Auction Services, Inc., Sr. Unsecd. Note, 144A, 5.125%, 6/1/2025	6,877,119
550,000	Panther BF Aggregator 2 LP, Sec. Fac. Bond, 144A, 6.250%, 5/15/2026	590,563
13,375,000	Panther BF Aggregator 2 LP, Sr. Unsecd. Note, 144A, 8.500%, 5/15/2027	14,552,794
5,200,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	5,401,500
	TOTAL	128,983,035
	Building Materials—2.6%
800,000	American Builders & Contractors Supply Co., Inc., 144A, 4.000%, 1/15/2028	829,352
9,425,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	9,784,328
8,075,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	8,362,672
1,750,000	Cornerstone Building Brands, Sr. Unsecd. Note, 144A, 6.125%, 1/15/2029	1,862,656
4,125,000	Cp Atlas Buyer, Inc., Sr. Unsecd. Note, 144A, 7.000%, 12/1/2028	4,287,422
2,000,000	Interface, Inc., Sr. Unsecd. Note, 144A, 5.500%, 12/1/2028	2,108,750
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Building Materials—continued
$ 1,000,000		Masonite International Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/15/2026	$1,048,560
7,600,000		Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	8,008,500
2,875,000		Standard Industries, Inc., Sr. Unsecd. Note, 144A, 3.375%, 1/15/2031	2,892,969
2,850,000		Standard Industries, Inc., Sr. Unsecd. Note, 144A, 4.375%, 7/15/2030	3,053,105
1,225,000		Standard Industries, Inc., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2028	1,290,844
9,125,000		Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	9,552,735
4,650,000		White Cap Buyer LLC, Sr. Unsecd. Note, 144A, 6.875%, 10/15/2028	4,966,781
		TOTAL	58,048,674
		Cable Satellite—7.7%
2,650,000		Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	2,810,656
3,825,000		CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	3,951,607
5,100,000		CCO Holdings LLC/Cap Corp., Sr. Sub. Secd. Note, 144A, 5.500%, 5/1/2026	5,292,040
1,300,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.000%, 3/1/2023	1,310,563
5,575,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2031	5,882,238
7,475,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.500%, 8/15/2030	7,942,225
3,750,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.750%, 3/1/2030	4,050,937
5,850,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	6,192,225
650,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2029	713,304
7,050,000		CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	7,330,237
6,425,000		CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsecd. Note, 144A, 4.500%, 5/1/2032	6,868,132
5,350,000		CSC Holdings LLC, 144A, 5.500%, 5/15/2026	5,570,687
2,050,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 3.375%, 2/15/2031	2,014,125
5,775,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 4.125%, 12/1/2030	6,044,115
7,675,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 4.625%, 12/1/2030	8,021,411
5,050,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	5,358,050
5,675,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2030	6,228,341
2,675,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 2/1/2029	3,025,224
5,875,000		CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	6,615,044
1,300,000		CSC Holdings LLC, Sr. Unsecd. Note, 6.750%, 11/15/2021	1,360,938
3,025,000		DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	3,176,250
2,400,000		DISH DBS Corp., Sr. Unsecd. Note, 7.375%, 7/1/2028	2,559,000
6,175,000		DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	6,920,600
4,850,000		Doyla Holdco 18 Designated Activity Co., Sr. Unsecd. Note, 144A, 5.000%, 7/15/2028	5,048,850
2,475,000	[1,2]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	1,775,565
1,975,000	[1,2]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 9.750%, 7/15/2025	1,425,160
2,650,000	[1,2]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	1,802,000
1,450,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 3.875%, 8/1/2022	1,473,563
5,950,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 4.125%, 7/1/2030	6,340,469
3,375,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 4.625%, 7/15/2024	3,501,563
2,325,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 7/15/2026	2,429,625
3,375,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.500%, 7/1/2029	3,719,883
9,800,000		Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	10,483,550
3,850,000		Virgin Media Finance PLC, Sr. Unsecd. Note, 144A, 5.000%, 7/15/2030	3,999,187
2,200,000		Virgin Media Secured Finance PLC, Sec. Fac. Bond, 144A, 4.500%, 8/15/2030	2,301,200
2,975,000		Virgin Media Secured Finance PLC, Sec. Fac. Bond, 144A, 5.500%, 5/15/2029	3,228,887
2,075,000		Vmed O2 UK Financing I PLC, Sec. Fac. Bond, 144A, 4.250%, 1/31/2031	2,125,091
1,525,000		Ziggo Bond Co. BV, Sr. Unsecd. Note, 144A, 5.125%, 2/28/2030	1,611,239
4,843,000		Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	5,063,817
5,200,000		Ziggo Finance BV, Sr. Unsecd. Note, 144A, 6.000%, 1/15/2027	5,504,954
		TOTAL	171,072,552
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Chemicals—2.9%
$ 1,555,129	Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	$1,572,461
6,025,000	Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	6,160,562
725,000	Axalta Coat/Dutch Holding BV, Sr. Unsecd. Note, 144A, 4.750%, 6/15/2027	772,125
2,850,000	Axalta Coating Systems LLC, Sr. Unsecd. Note, 3.375%, 2/15/2029	2,855,344
5,325,000	Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	5,544,097
3,125,000	Compass Minerals International, Inc., Sr. Unsecd. Note, 144A, 6.750%, 12/1/2027	3,393,156
5,625,000	Element Solutions, Inc., Sr. Unsecd. Note, 144A, 3.875%, 9/1/2028	5,797,266
3,375,000	H.B. Fuller Co., Sr. Unsecd. Note, 4.250%, 10/15/2028	3,465,703
6,250,000	Hexion, Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2027	6,699,219
2,550,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., Sr. Unsecd. Note, 144A, 9.000%, 7/1/2028	2,808,187
10,075,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	10,396,141
3,175,000	PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	3,264,297
7,700,000	Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	8,195,687
2,275,000	WR Grace & Co-Conn, Sr. Unsecd. Note, 144A, 4.875%, 6/15/2027	2,415,527
	TOTAL	63,339,772
	Construction Machinery—0.7%
6,475,000	H&E Equipment Services, Inc., Sr. Unsecd. Note, 144A, 3.875%, 12/15/2028	6,531,850
4,100,000	United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	4,371,625
725,000	United Rentals North America, Inc., Term Loan - 2nd Lien, 3.875%, 11/15/2027	760,344
2,425,000	United Rentals, Inc., Sr. Unsecd. Note, 3.875%, 2/15/2031	2,548,493
950,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	1,019,469
775,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	821,357
	TOTAL	16,053,138
	Consumer Cyclical Services—1.8%
3,950,000	Allied Universal Holdco LLC, Sec. Fac. Bond, 144A, 6.625%, 7/15/2026	4,216,822
14,050,000	Allied Universal Holdco LLC, Sr. Unsecd. Note, 144A, 9.750%, 7/15/2027	15,338,947
3,775,000	Garda World Security Corp., Sec. Fac. Bond, 144A, 4.625%, 2/15/2027	3,822,188
3,075,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., Sr. Unsecd. Note, 144A, 5.250%, 12/1/2027	3,242,203
10,653,000	GW B-CR Security Corp., Sr. Unsecd. Note, 144A, 9.500%, 11/1/2027	11,816,201
850,000	The Brink’s Co., Sr. Unsecd. Note, 144A, 5.500%, 7/15/2025	908,969
	TOTAL	39,345,330
	Consumer Products—1.0%
2,200,000	Edgewell Personal Care Co., Sr. Unsecd. Note, 144A, 5.500%, 6/1/2028	2,367,387
3,925,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 4.375%, 3/31/2029	4,070,303
3,250,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 4.750%, 6/15/2028	3,424,850
1,000,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 7.750%, 1/15/2027	1,112,125
625,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 5.125%, 1/15/2028	667,578
9,325,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	9,546,469
	TOTAL	21,188,712
	Diversified Manufacturing—1.4%
700,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2024	727,139
1,025,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.375%, 2/15/2026	1,095,792
11,175,000	Gates Global LLC, Sr. Unsecd. Note, 144A, 6.250%, 1/15/2026	11,752,412
875,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	907,813
1,450,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2025	1,596,675
4,875,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 144A, 7.250%, 6/15/2028	5,551,138
7,225,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	7,232,947
925,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	950,437
	TOTAL	29,814,353
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Finance Companies—1.7%
$ 500,000	Navient Corp., Sr. Unsecd. Note, 5.000%, 3/15/2027	$505,065
9,150,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	9,744,750
1,725,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	1,878,094
775,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	846,203
1,650,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	1,766,515
3,000,000	Quicken Loans Llc / Quicken Loans Co-Issuer, Inc., Sr. Unsecd. Note, 144A, 3.625%, 3/1/2029	3,065,625
4,500,000	Quicken Loans Llc / Quicken Loans Co-Issuer, Inc., Sr. Unsecd. Note, 144A, 3.875%, 3/1/2031	4,680,000
4,875,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	5,213,203
8,975,000	United Shore Financial Services, Sr. Unsecd. Note, 144A, 5.500%, 11/15/2025	9,479,843
	TOTAL	37,179,298
	Food & Beverage—2.6%
3,750,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	3,868,125
3,925,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	4,140,875
4,300,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/1/2025	4,601,000
50,000	Aramark Services, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2026	51,548
450,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	465,075
2,150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 144A, 4.250%, 3/1/2031	2,398,030
6,150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	6,654,230
7,375,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	8,769,611
1,800,000	Lamb Weston Holdings, Inc., Sr. Unsecd. Note, 144A, 4.875%, 5/15/2028	2,012,625
2,900,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 4.625%, 4/15/2030	3,054,309
3,950,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2026	4,085,228
3,125,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	3,333,984
8,975,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	9,519,109
3,350,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	3,402,344
	TOTAL	56,356,093
	Gaming—4.0%
2,175,000	Affinity Gaming LLC, 144A, 6.875%, 12/15/2027	2,281,031
400,000	Boyd Gaming Corp., Sr. Unsecd. Note, 144A, 8.625%, 6/1/2025	445,376
2,500,000	Boyd Gaming Corp., Sr. Unsecd. Note, 4.750%, 12/1/2027	2,602,025
4,725,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	4,914,945
3,350,000	Boyd Gaming Corp., Sr. Unsecd. Note, Series WI, 6.000%, 8/15/2026	3,484,000
600,000	CCM Merger, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/1/2026	631,500
1,150,000	Colt Merger Sub, Inc., Sr. Secd. Note, 144A, 5.750%, 7/1/2025	1,219,952
3,375,000	Colt Merger Sub, Inc., Sr. Secd. Note, 144A, 6.250%, 7/1/2025	3,598,611
5,900,000	Colt Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.125%, 7/1/2027	6,539,132
4,075,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	4,123,513
1,325,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 144A, 3.875%, 2/15/2029	1,357,297
650,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 4.500%, 9/1/2026	700,960
1,600,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.750%, 2/1/2027	1,797,496
1,525,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., Sr. Unsecd. Note, 144A, 4.625%, 6/15/2025	1,634,800
2,300,000	MGM Resorts International, 6.000%, 3/15/2023	2,472,500
1,512,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	1,602,834
1,475,000	MGM Resorts International, Sr. Unsecd. Note, 4.750%, 10/15/2028	1,583,774
1,682,000	MGM Resorts International, Sr. Unsecd. Note, 5.500%, 4/15/2027	1,876,952
1,181,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	1,307,987
3,000,000	MGM Resorts International, Sr. Unsecd. Note, 6.750%, 5/1/2025	3,251,925
5,600,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	5,859,000
12,125,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	12,784,297
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Gaming—continued
$ 825,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 4.500%, 2/15/2028	$832,734
9,175,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	9,298,174
3,825,000	Twin River Worldwide Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 6/1/2027	4,109,484
275,000	VICI Properties LP/ VICI Note Co., Inc., 144A, 3.500%, 2/15/2025	281,779
350,000	VICI Properties LP/ VICI Note Co., Inc., 144A, 3.750%, 2/15/2027	358,477
1,850,000	VICI Properties LP/ VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.125%, 8/15/2030	1,955,228
2,425,000	VICI Properties LP/ VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.250%, 12/1/2026	2,518,908
2,175,000	VICI Properties LP/ VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.625%, 12/1/2029	2,330,926
	TOTAL	87,755,617
	Health Care—7.2%
500,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/15/2029	535,000
300,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 144A, 5.500%, 7/1/2028	322,778
2,850,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	2,864,250
9,625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	9,864,614
1,275,000	AdaptHealth LLC, Sr. Unsecd. Note, 144A, 4.625%, 8/1/2029	1,311,656
6,550,000	Avantor Funding, Inc., Sec. Fac. Bond, 144A, 4.625%, 7/15/2028	6,934,812
250,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 4.250%, 5/1/2028	262,298
1,325,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 5.625%, 3/15/2027	1,426,363
450,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 6.000%, 1/15/2029	486,680
1,525,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 6.625%, 2/15/2025	1,607,891
2,275,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.000%, 3/15/2026	2,453,588
4,100,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	4,281,937
9,625,000	Global Medical Response, Inc., Sec. Fac. Bond, 144A, 6.500%, 10/1/2025	10,070,156
1,650,000	HCA, Inc., 5.875%, 5/1/2023	1,815,338
1,425,000	HCA, Inc., 5.875%, 2/15/2026	1,640,531
7,625,000	HCA, Inc., Sr. Unsecd. Note, 3.500%, 9/1/2030	8,104,272
9,450,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	10,640,842
3,950,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 9/1/2026	4,547,536
1,375,000	HCA, Inc., Sr. Unsecd. Note, 5.625%, 9/1/2028	1,626,659
1,825,000	HCA, Inc., Sr. Unsecd. Note, 5.875%, 2/1/2029	2,202,237
5,900,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	6,191,312
1,325,000	Iqvia, Inc., Sr. Unsecd. Note, 144A, 5.000%, 5/15/2027	1,411,112
2,175,000	LifePoint Health, Inc., 144A, 6.750%, 4/15/2025	2,340,974
1,175,000	LifePoint Health, Inc., Sec. Fac. Bond, 144A, 4.375%, 2/15/2027	1,195,563
3,250,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2029	3,251,787
6,750,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	7,454,531
2,125,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 5.250%, 12/1/2023	2,152,200
2,825,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	3,033,287
9,850,000	MPH Acquisition Holdings LLC, Sr. Unsecd. Note, 144A, 5.750%, 11/1/2028	9,640,687
7,250,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	6,271,250
475,000	Teleflex, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/1/2028	504,094
1,100,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	1,184,728
775,000	Teleflex, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2026	809,759
700,000	Tenet Healthcare Corp., 144A, 4.625%, 6/15/2028	734,563
2,900,000	Tenet Healthcare Corp., 144A, 4.875%, 1/1/2026	3,037,315
1,750,000	Tenet Healthcare Corp., 144A, 5.125%, 11/1/2027	1,857,188
2,900,000	Tenet Healthcare Corp., 144A, 6.250%, 2/1/2027	3,078,045
350,000	Tenet Healthcare Corp., 144A, 7.500%, 4/1/2025	382,870
5,550,000	Tenet Healthcare Corp., 5.125%, 5/1/2025	5,665,107
2,900,000	Tenet Healthcare Corp., Sr. Secd. Note, 4.625%, 7/15/2024	2,975,458
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Health Care—continued
$ 2,700,000		Tenet Healthcare Corp., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2028	$2,822,931
1,500,000		Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	1,615,200
6,200,000		Tenet Healthcare Corp., Sr. Unsecd. Note, 7.000%, 8/1/2025	6,420,255
1,625,000		Vizient, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/15/2027	1,752,660
10,575,000		West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	10,859,203
		TOTAL	159,641,517
		Health Insurance—1.6%
5,325,000		Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	5,622,987
5,900,000		Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 8/15/2026	6,246,625
2,525,000		Centene Corp., Sr. Unsecd. Note, 3.000%, 10/15/2030	2,679,404
2,950,000		Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	3,031,066
1,450,000		Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	1,489,846
675,000		Centene Corp., Sr. Unsecd. Note, Series WI, 3.375%, 2/15/2030	711,217
6,275,000		Centene Corp., Sr. Unsecd. Note, Series WI, 4.250%, 12/15/2027	6,666,027
4,850,000		Centene Corp., Sr. Unsecd. Note, Series WI, 4.625%, 12/15/2029	5,390,799
825,000		Molina Healthcare, Inc., Sr. Unsecd. Note, 144A, 3.875%, 11/15/2030	886,875
1,450,000		Molina Healthcare, Inc., Sr. Unsecd. Note, 144A, 4.375%, 6/15/2028	1,527,575
		TOTAL	34,252,421
		Independent Energy—5.6%
1,275,000		Antero Resources Corp., Sr. Unsecd. Note, 144A, 8.375%, 7/15/2026	1,304,567
2,300,000		Antero Resources Corp., Sr. Unsecd. Note, 5.000%, 3/1/2025	2,189,312
1,575,000		Antero Resources Corp., Sr. Unsecd. Note, 5.625%, 6/1/2023	1,545,469
700,000		Apache Corp., Sr. Unsecd. Note, 4.625%, 11/15/2025	735,875
1,800,000		Apache Corp., Sr. Unsecd. Note, 4.875%, 11/15/2027	1,910,700
2,025,000		Ascent Resources Utica Holdings LLC/ ARU Finance Corp., Sr. Unsecd. Note, 144A, 7.000%, 11/1/2026	1,941,975
900,000		Ascent Resources Utica Holdings LLC/ ARU Finance Corp., Sr. Unsecd. Note, 144A, 8.250%, 12/31/2028	900,000
949,000		Ascent Resources Utica Holdings LLC/ ARU Finance Corp., Sr. Unsecd. Note, 144A, 9.000%, 11/1/2027	1,058,135
2,800,000		Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	2,389,968
2,350,000		Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	1,357,125
1,200,000		Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	624,000
2,250,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 6.250%, 4/15/2023	1,434,375
2,950,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	1,603,753
3,750,000		Centennial Resource Production, LLC, Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	2,701,519
4,234,000	[1,2]	Chesapeake Energy Corp., 144A, 11.500%, 1/1/2025	747,301
3,175,000	[1,2]	Chesapeake Energy Corp., Sr. Unsecd. Note, 7.000%, 10/1/2024	146,844
4,100,000		Continental Resources, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2031	4,558,605
2,025,000		Continental Resources, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2028	2,069,125
6,325,000		Crownrock LP/ Crownrock F, 144A, 5.625%, 10/15/2025	6,463,359
4,750,000		Double Eagle Iii Midco, Sr. Unsecd. Note, 144A, 7.750%, 12/15/2025	5,048,680
2,000,000		Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.750%, 1/30/2028	2,160,400
1,975,000		Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 6.625%, 7/15/2025	2,116,331
675,000		EQT Corp., Sr. Unsecd. Note, 5.000%, 1/15/2029	713,354
3,000,000		EQT Corp., Sr. Unsecd. Note, 7.875%, 2/1/2025	3,420,435
2,025,000		EQT Corp., Sr. Unsecd. Note, 8.750%, 2/1/2030	2,478,094
1,150,000	[1,2]	Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	761,875
1,525,000	[1,2]	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	1,010,312
1,050,000	[1,2]	Gulfport Energy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 1/15/2026	695,625
3,875,000		Jagged Peak Energy, Inc., Sr. Unsecd. Note, Series WI, 5.875%, 5/1/2026	4,022,114
3,375,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 2.900%, 8/15/2024	3,253,500
1,600,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 3.200%, 8/15/2026	1,499,000
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$ 1,350,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	$1,289,628
2,575,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 3.500%, 6/15/2025	2,490,566
1,325,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 4.100%, 2/15/2047	1,085,606
3,200,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 4.300%, 8/15/2039	2,705,680
2,000,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 4.400%, 8/15/2049	1,689,350
425,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 4.500%, 7/15/2044	362,047
2,700,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 5.875%, 9/1/2025	2,879,550
2,475,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 6.125%, 1/1/2031	2,654,932
3,775,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 6.450%, 9/15/2036	3,958,087
3,125,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 6.625%, 9/1/2030	3,397,656
500,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 7.150%, 5/15/2028	508,750
2,075,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 8.000%, 7/15/2025	2,367,316
1,250,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 8.500%, 7/15/2027	1,444,906
4,200,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 8.875%, 7/15/2030	4,937,625
1,550,000		Parsley Energy LLC / Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	1,698,800
675,000		PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	694,902
4,450,000		PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	4,602,969
2,650,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	2,793,100
2,350,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	2,581,299
4,075,000		Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	3,856,845
524,000		Range Resources Corp., Sr. Unsecd. Note, 5.000%, 3/15/2023	511,883
1,450,000		Range Resources Corp., Sr. Unsecd. Note, Series WI, 9.250%, 2/1/2026	1,517,425
3,750,000		SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	3,051,169
425,000		SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	341,063
1,700,000		SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	1,381,250
1,075,000		Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	1,162,693
3,025,000	[1,2,3]	Ultra Resources, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 04/15/2025	0
1,600,000		WPX Energy, Inc., Sr. Unsecd. Note, 4.500%, 1/15/2030	1,698,400
1,200,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.250%, 10/15/2027	1,273,572
1,400,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.750%, 6/1/2026	1,473,850
450,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.875%, 6/15/2028	491,085
		TOTAL	123,763,731
		Industrial - Other—0.5%
1,575,000		Booz Allen Hamilton, Inc., Sr. Unsecd. Note, 144A, 3.875%, 9/1/2028	1,625,203
1,975,000		Cushman & Wakefield US Borrower LLC, Sec. Fac. Bond, 144A, 6.750%, 5/15/2028	2,183,609
2,900,000		Vertical Holdco GmbH, Sr. Unsecd. Note, 144A, 7.625%, 7/15/2028	3,166,438
3,900,000		Vertical U.S. Newco, Inc., Sr. Unsecd. Note, 144A, 5.250%, 7/15/2027	4,141,312
		TOTAL	11,116,562
		Insurance - P&C—4.1%
10,450,000		Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, Sr. Unsecd. Note, 144A, 6.750%, 10/15/2027	11,199,160
9,525,000		AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	10,262,806
4,125,000		Ardonagh Midco 2 PLC, Sr. Unsecd. Note, 144A, 11.500% / 12.750% PIK, 1/15/2027	4,424,062
1,050,000		AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2029	1,097,250
7,950,000		AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	8,264,542
2,250,000		GTCR AP Finance, Inc., Sr. Unsecd. Note, 144A, 8.000%, 5/15/2027	2,449,013
24,400,000		Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	25,541,798
500,000		NFP Corp., Sec. Fac. Bond, 144A, 7.000%, 5/15/2025	539,688
14,875,000		NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 8/15/2028	15,900,334
11,250,000		USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	11,566,294
		TOTAL	91,244,947
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Leisure—0.4%
$ 4,750,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	$4,886,563
875,000	Six Flags Theme Parks, Sec. Fac. Bond, 144A, 7.000%, 7/1/2025	946,641
2,825,000	Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	2,810,352
	TOTAL	8,643,556
	Lodging—0.7%
2,475,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, 144A, 3.750%, 5/1/2029	2,585,299
2,475,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, 144A, 5.750%, 5/1/2028	2,696,203
4,225,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, 5.125%, 5/1/2026	4,372,875
1,875,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2030	2,051,953
1,650,000	Wyndham Hotels & Resorts, Inc., Sr. Unsecd. Note, 144A, 4.375%, 8/15/2028	1,717,526
1,350,000	Wyndham Hotels & Resorts, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2026	1,399,781
	TOTAL	14,823,637
	Media Entertainment—6.8%
2,325,000	AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	2,404,527
5,900,000	AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	6,003,250
4,725,000	CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	4,722,047
2,464,000	Cumulus Media News Holdings, Inc., 144A, 6.750%, 7/1/2026	2,523,469
3,750,000	Diamond Sports Group LLC / Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 5.375%, 8/15/2026	3,053,906
5,575,000	Diamond Sports Group LLC / Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 6.625%, 8/15/2027	3,379,844
4,075,000	Entercom Media Corp., 144A, 6.500%, 5/1/2027	4,155,726
1,475,000	Gray Escrow, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2027	1,616,969
1,900,000	Gray Television, Inc., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2030	1,932,062
5,775,000	Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	6,052,922
1,625,000	iHeartCommunications, Inc., 144A, 4.750%, 1/15/2028	1,676,496
2,200,000	iHeartCommunications, Inc., 144A, 5.250%, 8/15/2027	2,308,218
450,000	iHeartCommunications, Inc., 6.375%, 5/1/2026	482,344
12,786,766	iHeartCommunications, Inc., Sr. Unsecd. Note, 8.375%, 5/1/2027	13,671,290
425,000	Lamar Media Corp., Sr. Unsecd. Note, 4.000%, 2/15/2030	441,734
2,425,000	Lamar Media Corp., Sr. Unsecd. Note, 4.875%, 1/15/2029	2,582,625
1,000,000	Lamar Media Corp., Sr. Unsecd. Note, 5.750%, 2/1/2026	1,033,025
4,275,000	Match Group, Inc., Sr. Unsecd. Note, 144A, 4.125%, 8/1/2030	4,442,665
1,550,000	Match Group, Inc., Sr. Unsecd. Note, 144A, 4.625%, 6/1/2028	1,627,500
3,750,000	Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	3,999,000
5,525,000	Nexstar Broadcasting, Inc., Sr. Unsecd. Note, 144A, 4.750%, 11/1/2028	5,790,891
8,800,000	Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 7/15/2027	9,440,772
5,202,000	Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	5,220,883
850,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	873,906
2,025,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2028	2,204,061
3,025,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.875%, 10/1/2030	3,427,703
2,025,000	Outfront Media Capital LLC / Outfront Media Capital Corp., Sr. Unsecd. Note, 144A, 4.625%, 3/15/2030	2,072,363
1,350,000	Outfront Media Capital LLC / Outfront Media Capital Corp., Sr. Unsecd. Note, 144A, 6.250%, 6/15/2025	1,426,781
1,300,000	Scripps Escrow II, Inc., Sr. Unsecd. Note, 144A, 3.875%, 1/15/2029	1,357,681
800,000	Scripps Escrow II, Inc., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2031	842,784
4,625,000	Scripps Escrow, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2027	4,837,519
1,975,000	Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.125%, 2/15/2027	2,013,266
1,600,000	Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.500%, 3/1/2030	1,670,704
9,450,000	Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	9,749,943
4,450,000	Tegna, Inc., Sr. Unsecd. Note, 144A, 4.625%, 3/15/2028	4,558,469
7,875,000	Tegna, Inc., Sr. Unsecd. Note, 144A, 5.000%, 9/15/2029	8,326,690
10,925,000	Terrier Media Buyer, Inc., Sr. Unsecd. Note, 144A, 8.875%, 12/15/2027	12,065,297
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Media Entertainment—continued
$ 1,400,000	Townsquare Media, Inc., Sec. Fac. Bond, 144A, 6.875%, 2/1/2026	$1,470,385
1,350,000	WMG Acquisition Corp., Sec. Fac. Bond, 144A, 3.875%, 7/15/2030	1,436,906
2,825,000	WMG Acquisition Corp., Sr. Unsecd. Note, 144A, 3.000%, 2/15/2031	2,778,303
	TOTAL	149,674,926
	Metals & Mining—1.2%
4,575,000	Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	4,625,988
1,275,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.125%, 3/1/2028	1,339,547
675,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2030	727,947
1,825,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.375%, 8/1/2028	1,942,484
3,825,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.625%, 8/1/2030	4,204,727
2,450,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.000%, 9/1/2027	2,605,624
1,900,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.250%, 9/1/2029	2,116,961
2,775,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	3,477,422
5,675,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	5,905,547
	TOTAL	26,946,247
	Midstream—7.5%
450,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.500%, 5/20/2025	499,500
1,350,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	1,539,803
7,050,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	7,947,571
5,075,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	4,995,703
7,200,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2028	6,930,720
5,200,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 7.875%, 5/15/2026	5,382,416
3,550,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	3,470,125
575,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	577,875
2,375,000	Buckeye Partners, Sr. Unsecd. Note, 144A, 4.125%, 3/1/2025	2,407,656
2,375,000	Buckeye Partners, Sr. Unsecd. Note, 144A, 4.500%, 3/1/2028	2,450,703
7,625,000	Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	7,832,781
1,400,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 5.625%, 10/1/2026	1,461,880
5,000,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, Series WI, 4.500%, 10/1/2029	5,296,350
1,400,000	Cheniere Energy, Inc., Sr. Secd. Note, 144A, 4.625%, 10/15/2028	1,471,750
7,675,000	CNX Midstream Partners LP / CNX Midstream Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	7,828,500
3,550,000	EQM Midstream Partners, LP, Sr. Unsecd. Note, 144A, 6.500%, 7/1/2027	4,002,448
1,750,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 144A, 6.000%, 7/1/2025	1,918,438
2,450,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 4.750%, 7/15/2023	2,580,414
5,300,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 5.500%, 7/15/2028	5,803,394
3,200,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 6.500%, 7/15/2048	3,325,008
700,000	Hess Midstream Operations LP, Sr. Unsecd. Note, 144A, 5.625%, 2/15/2026	729,313
4,050,000	Hess Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.125%, 6/15/2028	4,237,312
3,725,000	Holly Energy Partners LP, Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	3,759,922
4,925,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	5,256,526
1,175,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.750%, 10/1/2025	1,253,138
2,875,000	NuStar Logistics LP, Sr. Unsecd. Note, 6.000%, 6/1/2026	3,114,272
1,775,000	NuStar Logistics LP, Sr. Unsecd. Note, 6.375%, 10/1/2030	2,014,048
1,066,141	NuStar Logistics LP, Sr. Unsecd. Note, 6.750%, 2/1/2021	1,072,671
1,900,000	Rattler Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.625%, 7/15/2025	2,010,438
2,800,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	2,868,222
1,275,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.750%, 3/1/2025	1,305,147
4,425,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	4,637,953
5,125,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.500%, 8/15/2022	4,625,312
3,225,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	2,075,755
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Midstream—continued
$ 1,975,000		Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.500%, 2/15/2026	$2,031,406
475,000		Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	514,691
2,750,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 4.875%, 2/1/2031	2,987,875
5,575,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2030	6,058,018
3,550,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.000%, 1/15/2028	3,753,894
725,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.125%, 2/1/2025	745,383
4,450,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.375%, 2/1/2027	4,684,448
4,625,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.875%, 4/15/2026	4,912,189
1,925,000		Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 6.500%, 7/15/2027	2,093,438
1,850,000		TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	1,865,836
1,525,000		Western Gas Partners LP, Sr. Unsecd. Note, 4.000%, 7/1/2022	1,569,797
2,250,000		Western Gas Partners LP, Sr. Unsecd. Note, 4.500%, 3/1/2028	2,340,000
1,875,000		Western Gas Partners LP, Sr. Unsecd. Note, 4.650%, 7/1/2026	1,972,294
9,425,000		Western Gas Partners LP, Sr. Unsecd. Note, 5.300%, 3/1/2048	9,386,923
1,000,000		Western Gas Partners LP, Sr. Unsecd. Note, 5.450%, 4/1/2044	1,013,145
575,000		Western Gas Partners LP, Sr. Unsecd. Note, 5.500%, 8/15/2048	567,289
2,800,000		Western Midstream Operating, LP, Sr. Unsecd. Note, 5.050%, 2/1/2030	3,118,738
		TOTAL	166,298,428
		Oil Field Services—1.7%
3,300,000		Archrock Partners LP / Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.250%, 4/1/2028	3,443,418
8,425,000		Archrock Partners LP / Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	9,088,469
3,675,000		Nabors Industries Ltd., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2026	2,583,690
675,000		Nabors Industries Ltd., Sr. Unsecd. Note, 144A, 7.500%, 1/15/2028	464,282
2,575,000		Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	2,249,417
1,600,000		Precision Drilling Corp., Sr. Unsecd. Note, 5.250%, 11/15/2024	1,389,000
2,125,000	[1,2]	Sesi LLC, 7.125%, 12/15/2021	690,625
7,075,000	[1,2]	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	2,299,375
4,350,000		Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	2,017,313
4,750,000		USA Compression Partners LP, Sr. Unsecd. Note, 6.875%, 9/1/2027	5,079,032
8,241,000		USA Compression Partners LP, Sr. Unsecd. Note, Series WI, 6.875%, 4/1/2026	8,627,297
		TOTAL	37,931,918
		Packaging—5.8%
10,300,000		ARD Finance SA, Sec. Fac. Bond, 144A, 6.500%, 6/30/2027	11,008,125
2,650,000		Ardagh Packaging Finance PLC/Ardagh Holdings, Sec. Fac. Bond, 144A, 5.250%, 8/15/2027	2,784,647
2,775,000		Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 5.250%, 8/15/2027	2,915,998
7,350,000		Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	7,623,787
5,575,000		Ball Corp., Sr. Unsecd. Note, 2.875%, 8/15/2030	5,568,031
4,650,000		Berry Global Escrow Corp., 144A, 4.875%, 7/15/2026	4,999,843
2,800,000		Berry Global Escrow Corp., 144A, 5.625%, 7/15/2027	3,016,125
4,168,000		Berry Plastics Corp., 5.125%, 7/15/2023	4,225,310
3,200,000		Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	3,267,808
11,375,000		Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	11,502,969
2,750,000		Crown Americas LLC / Crown Americas Capital Corp. VI, Sr. Unsecd. Note, 4.750%, 2/1/2026	2,862,915
1,575,000		Crown Americas LLC, 4.500%, 1/15/2023	1,665,767
11,475,000		Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	11,675,812
10,400,000		Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	10,954,528
5,125,000		Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	5,540,868
3,750,000		Owens-Brockway Glass Container, Inc., 144A, 6.375%, 8/15/2025	4,164,844
2,200,000		Owens-Brockway Glass Container, Inc., Sr. Unsecd. Note, 144A, 6.625%, 5/13/2027	2,385,625
7,275,000		Reynolds Group Issuer, Inc. / LLC / LU, Sec. Fac. Bond, 144A, 4.000%, 10/15/2027	7,465,969
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Packaging—continued
$ 850,000		Sealed Air Corp., 144A, 4.875%, 12/1/2022	$893,031
900,000		Sealed Air Corp., 144A, 5.250%, 4/1/2023	959,531
2,550,000		Sealed Air Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/1/2027	2,728,500
350,000		Silgan Holdings, Inc., Sr. Unsecd. Note, Series WI, 4.125%, 2/1/2028	364,438
5,050,000		Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	5,144,157
4,225,000		Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.250%, 8/1/2024	4,510,187
2,700,000		Trivium Packaging Finance BV, Sec. Fac. Bond, 144A, 5.500%, 8/15/2026	2,860,312
6,875,000		Trivium Packaging Finance BV, Sr. Unsecd. Note, 144A, 8.500%, 8/15/2027	7,540,328
		TOTAL	128,629,455
		Paper—0.5%
850,000		Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 4.750%, 8/15/2028	881,344
6,375,000		Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	6,928,828
1,075,000		Graphic Packaging International, LLC, Sr. Unsecd. Note, 144A, 3.500%, 3/15/2028	1,116,549
2,750,000		Graphic Packaging International, LLC, Sr. Unsecd. Note, 144A, 3.500%, 3/1/2029	2,817,031
		TOTAL	11,743,752
		Pharmaceuticals—3.3%
2,625,000		Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	2,722,886
1,450,000		Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.750%, 8/15/2027	1,557,844
1,925,000		Bausch Health Cos, Inc., Sr. Secd. Note, 144A, 7.000%, 3/15/2024	1,982,269
2,125,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 1/30/2028	2,192,554
1,625,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2029	1,673,872
1,300,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/30/2030	1,363,206
2,650,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.250%, 2/15/2031	2,773,477
12,775,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	13,179,456
6,900,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.250%, 2/15/2029	7,505,061
1,050,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 7.250%, 5/30/2029	1,182,085
8,825,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 8.500%, 1/31/2027	9,827,388
2,775,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	3,074,575
750,000		Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	837,225
700,000		Emergent BioSolutions, Inc., Sr. Unsecd. Note, 144A, 3.875%, 8/15/2028	726,162
4,503,000		Endo Dac / Endo Finance LLC / Endo Finco, Inc., 144A, 6.000%, 6/30/2028	3,832,053
2,314,000		Endo Dac / Endo Finance LLC / Endo Finco, Inc., Term Loan - 2nd Lien, 144A, 9.500%, 7/31/2027	2,587,341
3,350,000		Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 4.625%, 6/15/2025	3,538,404
2,000,000		Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 5.000%, 6/15/2028	2,137,500
7,125,000	[1,2]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	2,493,750
9,150,000	[1,2]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	3,202,500
600,000		Par Pharmaceutical Cos., Inc., Sec. Fac. Bond, 144A, 7.500%, 4/1/2027	651,786
4,475,000		Syneos Health, Inc., Sr. Unsecd. Note, 144A, 3.625%, 1/15/2029	4,495,764
		TOTAL	73,537,158
		Restaurant—1.4%
975,000		1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 4.375%, 1/15/2028	1,005,898
650,000		1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, 144A, 4.250%, 5/15/2024	663,650
22,375,000		1011778 BC Unltd. Liability Co./New Red Finance, Inc., Term Loan - 2nd Lien, 144A, 4.000%, 10/15/2030	22,719,799
525,000		KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, 144A, 4.750%, 6/1/2027	555,930
1,175,000		Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	1,290,150
3,900,000		Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	4,053,562
350,000		Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 7.750%, 4/1/2025	388,063
1,325,000		Yum! Brands, Inc., Sr. Unsecd. Note, 3.625%, 3/15/2031	1,341,006
		TOTAL	32,018,058
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Retailers—0.5%
$ 2,050,000		Academy Ltd., Sec. Fac. Bond, 144A, 6.000%, 11/15/2027	$2,152,500
775,000		Hanesbrands, Inc., Sr. Unsecd. Note, 144A, 4.875%, 5/15/2026	842,813
3,925,000		Michaels Stores, Inc., Sr. Unsecd. Note, 144A, 8.000%, 7/15/2027	4,226,008
2,366,943	[4]	Party City Holdings, Inc., 144A, 5.750% (6-month USLIBOR 0.750% Floor +5.000%), 7/15/2025	2,142,083
1,150,000		William Carter Co., Sr. Unsecd. Note, 144A, 5.500%, 5/15/2025	1,223,439
		TOTAL	10,586,843
		Supermarkets—1.1%
1,500,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 3.250%, 3/15/2026	1,524,375
11,125,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 3.500%, 3/15/2029	11,252,937
900,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 4.875%, 2/15/2030	992,592
900,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 5.875%, 2/15/2028	980,892
1,400,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 7.500%, 3/15/2026	1,569,295
8,280,000		Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	8,558,581
		TOTAL	24,878,672
		Technology—8.0%
4,350,000		AMS AG, Sr. Unsecd. Note, 144A, 7.000%, 7/31/2025	4,733,344
2,625,000		Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	2,838,203
3,050,000		Black Knight InfoServ LLC, Sr. Unsecd. Note, 144A, 3.625%, 9/1/2028	3,126,250
2,300,000		BY Crown Parent LLC / BY Bond Finance, Inc., 144A, 4.250%, 1/31/2026	2,360,375
5,100,000		Cars.com, Inc., Sr. Unsecd. Note, 144A, 6.375%, 11/1/2028	5,426,247
2,525,000		CDW LLC/ CDW Finance, Sr. Unsecd. Note, 3.250%, 2/15/2029	2,577,899
1,350,000		CDW LLC/ CDW Finance, Sr. Unsecd. Note, 4.250%, 4/1/2028	1,427,551
1,000,000		CDW LLC/ CDW Finance, Sr. Unsecd. Note, 5.500%, 12/1/2024	1,119,865
14,675,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	15,234,484
625,000		Diebold Nixdorf, Inc., Sr. Secd. Note, 144A, 9.375%, 7/15/2025	701,172
700,000		Fair Isaac & Co., Inc., Sr. Unsecd. Note, 144A, 4.000%, 6/15/2028	738,063
1,275,000		Financial & Risk US Holdings, Inc., 144A, 6.250%, 5/15/2026	1,363,453
11,375,000		Financial & Risk US Holdings, Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	12,427,187
1,025,000		Gartner, Inc., Sr. Unsecd. Note, 144A, 3.750%, 10/1/2030	1,077,531
1,275,000		Gartner, Inc., Sr. Unsecd. Note, 144A, 4.500%, 7/1/2028	1,346,719
7,400,000		JDA Escrow LLC / JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	7,556,473
4,125,000		Logan Merger Sub, Inc., Sr. Secd. Note, 144A, 5.500%, 9/1/2027	4,326,094
2,475,000		Microchip Technology, Inc., Sr. Unsecd. Note, 144A, 4.250%, 9/1/2025	2,619,047
3,500,000		MSCI, Inc., Sr. Unsecd. Note, 144A, 3.625%, 9/1/2030	3,663,520
1,950,000		NCR Corp., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2028	2,060,906
3,600,000		NCR Corp., Sr. Unsecd. Note, 144A, 5.250%, 10/1/2030	3,867,750
1,875,000		NCR Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/1/2027	1,995,703
3,775,000		NCR Corp., Sr. Unsecd. Note, 144A, 6.125%, 9/1/2029	4,187,192
100,000		NCR Corp., Sr. Unsecd. Note, 144A, 8.125%, 4/15/2025	111,489
5,225,000		Nuance Communications, Inc., Sr. Unsecd. Note, 5.625%, 12/15/2026	5,538,474
1,475,000		ON Semiconductor Corp., Sr. Unsecd. Note, 144A, 3.875%, 9/1/2028	1,524,781
2,975,000		Open Text Corp., Sr. Unsecd. Note, 144A, 3.875%, 2/15/2028	3,091,680
1,325,000		Open Text Corp., Sr. Unsecd. Note, 144A, 4.125%, 2/15/2030	1,411,973
2,600,000		PTC, Inc., Sr. Unsub., 144A, 3.625%, 2/15/2025	2,677,760
2,275,000		Qorvo, Inc., Sr. Unsecd. Note, 144A, 3.375%, 4/1/2031	2,351,781
4,050,000		Qorvo, Inc., Sr. Unsecd. Note, 4.375%, 10/15/2029	4,462,857
5,225,000		Rackspace Technology, Inc., Sr. Unsecd. Note, 144A, 5.375%, 12/1/2028	5,484,029
675,000		Science Applications International Corp., Sr. Unsecd. Note, 144A, 4.875%, 4/1/2028	716,661
3,750,000		Seagate HDD Cayman, Sr. Unsecd. Note, 144A, 3.125%, 7/15/2029	3,757,444
3,150,000		Seagate HDD Cayman, Sr. Unsecd. Note, 144A, 3.375%, 7/15/2031	3,172,948
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$ 700,000	Sensata Technologies B.V., 144A, 5.625%, 11/1/2024	$784,466
1,675,000	Sensata Technologies B.V., Sr. Unsecd. Note, 144A, 4.375%, 2/15/2030	1,805,859
4,750,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	4,945,937
775,000	Sensata Technologies, Inc., 144A, 3.750%, 2/15/2031	804,318
9,625,000	SS&C Technologies, Inc., Sr. Unsecd. Note, 144A, 5.500%, 9/30/2027	10,291,724
1,034,000	Star Merger Sub, Inc., 144A, 6.875%, 8/15/2026	1,113,489
5,610,000	Star Merger Sub, Inc., Sr. Unsecd. Note, 144A, 10.250%, 2/15/2027	6,338,262
16,000,000	Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	16,556,800
4,725,000	TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	4,854,441
7,475,000	Veritas US, Inc./Veritas Bermuda, Ltd., Sr. Secd. Note, 144A, 7.500%, 9/1/2025	7,680,562
	TOTAL	176,252,763
	Transportation Services—0.3%
4,025,000	Stena International S.A., Sec. Fac. Bond, 144A, 6.125%, 2/1/2025	3,984,750
3,375,000	Watco Cos LLC/Finance Co., Sr. Unsecd. Note, 144A, 6.500%, 6/15/2027	3,659,766
	TOTAL	7,644,516
	Utility - Electric—2.8%
3,625,000	Calpine Corp., 144A, 4.500%, 2/15/2028	3,775,438
604,000	Calpine Corp., 144A, 5.250%, 6/1/2026	625,744
4,900,000	Calpine Corp., Sr. Secd. Note, 144A, 3.750%, 3/1/2031	4,861,804
975,000	Calpine Corp., Sr. Unsecd. Note, 144A, 4.625%, 2/1/2029	1,004,036
950,000	Calpine Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2031	994,175
2,450,000	Calpine Corp., Sr. Unsecd. Note, 144A, 5.125%, 3/15/2028	2,580,793
850,000	DPL, Inc., Sr. Unsecd. Note, 144A, 4.125%, 7/1/2025	918,697
8,775,000	Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 1/15/2026	9,339,891
925,000	NRG Energy, Inc., Sr. Unsecd. Note, 144A, 3.375%, 2/15/2029	948,749
1,000,000	NRG Energy, Inc., Sr. Unsecd. Note, 144A, 3.625%, 2/15/2031	1,030,675
1,000,000	NRG Energy, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/15/2029	1,102,315
6,825,000	NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	7,217,437
2,500,000	NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	2,641,250
975,000	NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	1,067,016
1,875,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., Sr. Unsecd. Note, 144A, 4.500%, 8/15/2028	1,981,641
2,975,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	3,189,825
7,050,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	7,934,951
2,975,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.000%, 7/31/2027	3,156,475
3,600,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	3,756,420
3,600,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.625%, 2/15/2027	3,834,360
	TOTAL	61,961,692
	Wireless Communications—2.3%
12,225,000	Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	12,882,094
3,250,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	4,291,154
4,675,000	Sprint Corp., 7.125%, 6/15/2024	5,472,789
7,075,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	8,473,798
1,750,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 3/1/2026	2,174,742
825,000	Sprint Nextel Corp., Sr. Unsecd. Note, 6.000%, 11/15/2022	894,094
1,750,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 4.500%, 2/1/2026	1,792,367
3,675,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2025	3,774,317
6,775,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.000%, 3/1/2023	6,791,937
High Yield Bond Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Wireless Communications—continued
$ 4,275,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	$4,429,969
		TOTAL	50,977,261
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,079,495,340)	2,142,888,782
		COMMON STOCKS—0.4%
		Chemicals—0.1%
98,676	[2]	Hexion Holdings Corp.	1,208,781
		Independent Energy—0.2%
71,876	[2]	Oasis Petroleum, Inc.	2,663,724
90,852	[2]	Whiting Petroleum Corp.	2,271,300
		TOTAL	4,935,024
		Media Entertainment—0.0%
67,010	[2]	iHeartMedia, Inc.	869,790
		Retailers—0.1%
240,859	[2]	Party City Holdco, Inc.	1,481,283
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,245,329)	8,494,878
		FLOATING RATE LOANS—0.2%
		Health Care—0.1%
$ 3,446,794	[4]	Envision Healthcare Corp., 1st Lien PIK Term Loan B, 7.000% (3-month USLIBOR 1.000% Floor +6.000%), 10/10/2025	2,729,447
		Independent Energy—0.1%
1,976,000	[4]	Ascent Resources Utica Holdings, LLC, Term Loan - 2nd Lien, 10.000% (1-month USLIBOR 1.000% Floor +9.000%), 11/1/2025	2,160,015
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $7,971,759)	4,889,462
		INVESTMENT COMPANY—1.5%
34,445,979		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08%[5] (IDENTIFIED COST $34,472,304)	34,452,869
		TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $2,135,184,732)[6]	2,190,725,991
		OTHER ASSETS AND LIABILITIES - NET—1.0%[7]	21,537,342
		TOTAL NET ASSETS—100%	$2,212,263,333
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended December 31, 2020, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 12/31/2019	$87,230,130
Purchases at Cost	$691,186,991
Proceeds from Sales	$(743,975,813)
Change in Unrealized Appreciation/Depreciation	$(13,446)
Net Realized Gain/(Loss)	$25,007
Value as of 12/31/2020	$34,452,869
Shares Held as of 12/31/2020	34,445,979
Dividend Income	$321,896
High Yield Bond Portfolio
Annual Shareholder Report

1	Issuer in default.
2	Non-income-producing security.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

4	Floating/variable note with current rate and current maturity or next reset date shown.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $2,138,784,345.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$2,142,888,782	$0*	$2,142,888,782
Floating Rate Loans	—	4,889,462	—	4,889,462
Equity Securities:
Common Stocks
Domestic	8,494,878	—	—	8,494,878
Investment Company	34,452,869	—	—	34,452,869
TOTAL SECURITIES	$42,947,747	$2,147,778,244	$0	$2,190,725,991

*
Includes $211,750 transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market date due to observable market value being unavailable. This transfer represents the value of the security at the beginning of the period.

The following acronym(s) are used throughout this portfolio:
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
PIK	—Payment in Kind
See Notes which are an integral part of the Financial Statements
High Yield Bond Portfolio
Annual Shareholder Report

Financial Highlights–High Yield Bond Portfolio
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$6.36	$5.88	$6.40	$6.32	$5.82
Income From Investment Operations:
Net investment income (loss)	0.35	0.38	0.38	0.39	0.40
Net realized and unrealized gain (loss)	0.01	0.49	(0.51)	0.08	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.36	0.87	(0.13)	0.47	0.90
Less Distributions:
Distributions from net investment income	(0.37)	(0.39)	(0.39)	(0.39)	(0.40)
Net Asset Value, End of Period	$6.35	$6.36	$5.88	$6.40	$6.32
Total Return[1]	6.09%	15.18%	(2.16)%	7.55%	15.90%
Ratios to Average Net Assets:
Net expenses[2]	0.03%	0.03%	0.03%	0.02%	0.02%
Net investment income	5.70%	6.16%	6.14%	6.05%	6.47%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,212,263	$1,866,222	$1,712,174	$2,036,543	$2,121,645
Portfolio turnover	38%	34%	21%	28%	25%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
High Yield Bond Portfolio
Annual Shareholder Report

Statement of Assets and Liabilities–High Yield Bond PortfolioDecember 31, 2020

Assets:
Investment in securities, at value including $34,452,869 of investments in an affiliated holding* (identified cost $2,135,184,732)	$2,190,725,991
Cash	8,285
Income receivable	34,067,289
Income receivable from an affiliated holding*	12,065
Total Assets	2,224,813,630
Liabilities:
Payable for investments purchased	3,954,531
Income distribution payable	8,491,618
Accrued expenses (Note 5)	104,148
Total Liabilities	12,550,297
Net assets for 348,555,274 shares outstanding	$2,212,263,333
Net Assets Consist of:
Paid-in capital	$2,229,801,677
Total distributable earnings (loss)	(17,538,344)
Total Net Assets	$2,212,263,333
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,212,263,333 ÷ 348,555,274 shares outstanding, no par value, unlimited shares authorized	$6.35

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
High Yield Bond Portfolio
Annual Shareholder Report

Statement of Operations–High Yield Bond PortfolioYear Ended December 31, 2020

Investment Income:
Interest	$99,230,622
Dividends received from an affiliated holding*	321,896
TOTAL INCOME	99,552,518
Expenses:
Administrative fee (Note 5)	3,209
Custodian fees	65,825
Transfer agent fees	99,144
Directors’/Trustees’ fees (Note 5)	10,106
Auditing fees	36,700
Legal fees	9,732
Portfolio accounting fees	193,608
Share registration costs	1,382
Printing and postage	15,855
Commitment fee	10,891
Miscellaneous (Note 5)	18,790
TOTAL EXPENSES	465,242
Net investment income	99,087,276
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $25,007 on sales of investments in an affiliated holding*)	(6,529,622)
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(13,446) on investments in an affiliated holding*)	31,553,418
Net realized and unrealized gain (loss) on investments	25,023,796
Change in net assets resulting from operations	$124,111,072

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
High Yield Bond Portfolio
Annual Shareholder Report

Statement of Changes in Net Assets–High Yield Bond Portfolio

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$99,087,276	$116,378,326
Net realized gain (loss)	(6,529,622)	3,493,912
Net change in unrealized appreciation/depreciation	31,553,418	143,379,329
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	124,111,072	263,251,567
Distributions to Shareholders	(104,750,703)	(119,348,718)
Share Transactions:
Proceeds from sale of shares	740,733,532	517,478,900
Net asset value of shares issued to shareholders in payment of distributions declared	11,407,561	11,967,918
Cost of shares redeemed	(425,459,920)	(519,301,399)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	326,681,173	10,145,419
Change in net assets	346,041,542	154,048,268
Net Assets:
Beginning of period	1,866,221,791	1,712,173,523
End of period	$2,212,263,333	$1,866,221,791
See Notes which are an integral part of the Financial Statements
High Yield Bond Portfolio
Annual Shareholder Report

Notes to Financial Statements–High Yield Bond Portfolio
December 31, 2020
1. ORGANIZATION
Federated Hermes Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of High Yield Bond Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income.
The Fund’s portfolio consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer’s continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default). Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
Prior to April 24, 2020, the name of the Trust was Federated Core Trust. Effective February 25, 2021, the name of the Fund will change to High Yield Bond Core Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between
High Yield Bond Portfolio
Annual Shareholder Report

the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
High Yield Bond Portfolio
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	124,631,886	83,359,803
Shares issued to shareholders in payment of distributions declared	1,874,131	1,913,898
Shares redeemed	(71,267,198)	(83,230,409)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	55,238,819	2,043,292
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$104,750,703	$119,348,718
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,716,768
Net unrealized appreciation	$51,941,646
Capital loss carryforwards	$(71,196,758)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for wash sales, defaulted securities and discount accretion/premium amortization on debt securities.
At December 31, 2020, the cost of investments for federal tax purposes was $2,138,784,345. The net unrealized appreciation of investments for federal tax purposes was $51,941,646. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $107,575,470 and net unrealized depreciation from investments for those securities having an excess of cost over value of $55,633,824.
As of December 31, 2020, the Fund had a capital loss carryforward of $71,196,758 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$71,196,758	$71,196,758
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee, because all investors in the Fund are other Federated Hermes Funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund’s average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
High Yield Bond Portfolio
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended December 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $511,813 and $5,275,438, respectively. Net realized gain recognized on these transactions was $328,231.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2020, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$1,006,120,866
Sales	$635,205,779
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2020, 83.80% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
High Yield Bond Portfolio
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm–
High Yield Bond Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF HIGH YIELD BOND PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of High Yield Bond Portfolio (the “Fund”) (one of the portfolios constituting Federated Hermes Core Trust (formerly, Federated Core Trust) (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Federated Hermes Core Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
February 22, 2021
High Yield Bond Portfolio
Annual Shareholder Report

Shareholder Expense Example (unaudited)–High Yield Bond Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,105.30	$0.11
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.04	$0.10

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).
High Yield Bond Portfolio
Annual Shareholder Report

Board of Trustee and Trust Officers
The Board of Trustee is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustee who are “interested persons” of the Fund (i.e., “Interested” Trustee) and those who are not (i.e., “Independent” Trustee). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustee listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustee and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes,
Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and
Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities
Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated Services Company.

*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund
Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm)
and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth
Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee,
Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super
Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor Emerita of Law,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education
(public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL
Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and Vice Chair, Our Campaign for the Church Alive!, Inc.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management
Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s
Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management,
Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Senior Vice President for Legal Affairs,
General Counsel and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior
Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired;
formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief
Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc.
and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and
Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and
Southpointe Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated High-Yield Strategy Portfolio (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES HIGH YIELD STRATEGY PORTFOLIO)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other funds (each, a “Federated Hermes Fund”) advised by the Adviser or its affiliates (collectively, “Federated Hermes”).
In addition, the Board considered that the Adviser does not charge an investment advisory fee for its services, although Federated Hermes may receive compensation for managing assets invested in the Fund.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser or its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund, with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated
Annual Shareholder Report

Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Annual Shareholder Report

Fund Investment Performance
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund outperformed its benchmark index.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered that the Adviser does not charge an investment advisory fee to this Fund for its services. However, the Board considered the compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Hermes and research services received by the Adviser from brokers that execute trades for other Federated Hermes Funds.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
Because of the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Managed Pool Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes High Yield Strategy Portfolio (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustee of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at FederatedInvestors.com/FundInformation. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly holds on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at FederatedInvestors.com. Select a product name, then click “Documents” and select “Form N-PORT.”
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes High Yield Strategy Portfolio

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P209
40004 (2/21)
© 2021 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2020

Ticker FMBPX

Federated Hermes Mortgage Strategy Portfolio
(formerly, Federated Mortgage Strategy Portfolio)

A Portfolio of Federated Hermes Managed Pool Series
(formerly, Federated Managed Pool Series)

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Mortgage Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020, was 4.77%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund’s broad-based securities market index, returned 3.87% during the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund’s investment strategy focused on: (a) security selection; (b) sector allocation; and (c) interest rate strategy. These were the most significant factors affecting the Fund’s performance relative to the BBMBS.
MARKET OVERVIEW
Markets experienced unprecedented dislocation and volatility as the COVID-19 pandemic upended the global economy. Monetary and fiscal policy responses designed to stabilize the economy were enacted, however, the economic damage was severe.
The global pandemic dramatically reduced economic activity in the first half of the reporting period. The Federal Reserve (the “Fed”) reacted by easing monetary policy and initiating quantitative easing (QE) programs to stabilize financial markets via lower rates, asset purchases and various lending facilities. On the fiscal policy front, the Coronavirus Aid Relief and Economic Security (CARES) Act was signed into law. This multi-trillion dollar stimulus plan provided funds to a wide range of citizens and organizations via direct consumer payments, increased unemployment benefits and business loans, just to name a few. After dramatic underperformance early in the reporting period, non-Treasury fixed-income sectors rebounded strongly as investors took advantage of the widest yield spreads in over a decade—relative to similar duration Treasuries—to add exposure.
With the federal funds target rate reduced to a range of 0% to 0.25% and QE purchases of Treasuries and agency mortgage-backed securities2 (MBS) totaling $80 and $40 billion per month, respectively, mortgage security performance strongly rebounded from the depths early in the reporting period. Investment-grade corporates, commercial mortgages and asset-backed securities (ABS) bounced back to post positive excess returns for the year while residential MBS and government agency debt were slightly negative. Demand for Treasury securities drove interest rates to record lows as economic activity ground to a halt. Mortgage rates declined to a new all-time low of 2.66% which resulted in a mortgage refinance wave. The Mortgage Banker Association’s Refinance Index increased over 100% during the reporting period as homeowners reduced debt service costs.
During the reporting period, 2- and 10-year U.S. Treasury yields declined 145 and 100 basis points to yield 0.12% and 0.92%, respectively.3
Security selection
Falling market interest rates fueled mortgage prepayments as borrowers acted to reduce debt service costs via lower rate mortgages. In such an environment, mortgage investor demand for loans embedded with factors that reduce refinance risk typically increases. The Fund maintained significant exposure to such securities which experienced slower prepayments attributable to lower loan balances and geographic considerations, for example. Loans with these and other select factors posted relatively slower prepayments, and price premiums for such MBS, relative to generic collateral commonly referred to as “To Be Announced” (TBA) securities, increased substantially. Security selection made a positive impact on Fund performance.
Sector allocation
Holdings of agency residential MBS were tactically adjusted with allocations to commercial mortgage securities, floating-rate collateralized mortgage obligations and ABS. Overall, sector allocation proved beneficial.
Interest rate strategy
As rates fell, the Fund incrementally increased effective duration to benefit from lower yields. The greater sensitivity to interest rates proved beneficial as Treasury yields declined. Interest rate strategy made a positive contribution to Fund performance.
1
 Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2
 The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Mortgage Strategy Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020
Average Annual Total Returns for the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	4.77%	3.43%	3.09%
BBMBS	3.87%	3.05%	3.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2
 The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2020, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
U.S. Government Agency Mortgage-Backed Securities	84.3%
Asset-Backed Securities	13.3%
Collateralized Mortgage Obligations	9.0%
U.S. Government Agency Commercial Mortgage-Backed Securities	2.7%
Cash Equivalents[3]	10.1%
Other Assets and Liabilities—Net[4]	(19.4)%
TOTAL	100%

1	See the Fund’s prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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3

Portfolio of Investments
December 31, 2020
Shares or Principal Amount		Value
	INVESTMENT COMPANY—99.2%
12,474,872	[1]Federated Mortgage Core Portfolio (IDENTIFIED COST $122,228,904)	$125,621,962
	REPURCHASE AGREEMENT—0.7%
$ 871,000	Interest in $1,000,000,000 joint repurchase agreement 0.08%, dated 12/31/2020 under which Bank of Montreal will repurchase securities provided as collateral for $1,000,008,889 on 1/4/2021. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 5/20/2069 and the market value of those underlying securities was $1,022,038,963. (IDENTIFIED COST $871,000)	871,000
	TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $123,099,904)[2]	126,492,962
	OTHER ASSETS AND LIABILITIES - NET—0.1%[3]	84,855
	TOTAL NET ASSETS—100%	$126,577,817

1	Due to this affiliated holding representing greater than 75% of the Fund’s total net assets, a copy of the affiliated holding’s most recent Annual Report is included with this Report.
Affiliated fund holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2020, were as follows:
Federated Mortgage Core Portfolio
Value as of 12/31/2019	120,157,513
Purchases at Cost	61,816,016
Proceeds from Sales	(58,840,000)
Change in Unrealized Appreciation/Depreciation	$1,938,639
Net Realized Gain/(Loss)	$549,794
Value as of 12/31/2020	$125,621,962
Shares Held as of 12/31/2020	12,474,872
Dividend Income	$3,641,320
The Fund invests in the Federated Mortgage Core Portfolio (“Mortgage Core”), a portfolio of Federated Hermes Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of Mortgage Core is to provide total return. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from Mortgage Core. Income distributions from Mortgage Core are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of Mortgage Core, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of Mortgage Core. The financial statements of Mortgage Core are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of Mortgage Core in which the Fund invested 99.2% of its net assets at December 31, 2020. The financial statements of Mortgage Core should be read in conjunction with the Fund’s financial statements. The valuation of securities held by Mortgage Core is discussed in the notes to its financial statements.
2	The cost of investments for federal tax purposes amounts to $124,898,576.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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4

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Company	$125,621,962	$—	$—	$125,621,962
Repurchase Agreement	—	871,000	—	871,000
TOTAL SECURITIES	$125,621,962	$871,000	$—	$126,492,962
See Notes which are an integral part of the Financial Statements
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5

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.98	$9.70	$9.90	$9.91	$9.95
Income From Investment Operations:
Net investment income (loss)	0.27	0.32	0.30	0.28	0.27
Net realized and unrealized gain (loss)	0.20	0.28	(0.20)	(0.01)	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	0.47	0.60	0.10	0.27	0.23
Less Distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.30)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.18	$9.98	$9.70	$9.90	$9.91
Total Return[1]	4.77%	6.29%	1.12%	2.75%	2.30%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.68%	3.26%	3.17%	2.82%	2.67%
Expense waiver/reimbursement[3]	0.23%	0.24%	0.27%	0.26%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$126,578	$120,793	$99,486	$82,970	$83,685
Portfolio turnover	43%	7%	10%	18%	9%

1	Based on net asset value.
2
The Adviser has contractually agreed to reimburse all expenses, excluding extraordinary expenses, incurred by the Fund. Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Assets and LiabilitiesDecember 31, 2020

Assets:
Investment in securities, at value including $125,621,962 of investments in an affiliated holding* (identified cost $123,099,904)	$126,492,962
Cash	906
Income receivable from an affiliated holding	288,795
Receivable for shares sold	483,864
Total Assets	127,266,527
Liabilities:
Payable for investments purchased	288,795
Payable for shares redeemed	57,183
Income distribution payable	280,696
Payable for investment adviser fee (Note 5)	1,625
Payable for administrative fee (Note 5)	269
Payable for auditing fees	28,300
Payable for portfolio accounting fees	22,596
Accrued expenses (Note 5)	9,246
Total Liabilities	688,710
Net assets for 12,439,797 shares outstanding	$126,577,817
Net Assets Consist of:
Paid-in capital	$124,805,061
Total distributable earnings (loss)	1,772,756
Total Net Assets	$126,577,817
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$126,577,817 ÷ 12,439,797 shares outstanding, no par value, unlimited shares authorized	$10.18

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of OperationsYear Ended December 31, 2020

Investment Income:
Dividends received from an affiliated holding*	$3,641,320
Interest	1,804
TOTAL INCOME	3,643,124
Expenses:
Administrative fee (Note 5)	106,336
Custodian fees	7,118
Transfer agent fees	11,470
Directors’/Trustees’ fees (Note 5)	2,030
Auditing fees	28,300
Legal fees	9,725
Portfolio accounting fees	54,164
Share registration costs	46,758
Printing and postage	17,911
Commitment fee	10,891
Miscellaneous (Note 5)	15,809
TOTAL EXPENSES	310,512
Reimbursement of other operating expenses (Notes 2 and 5)	(310,512)
Net expenses	—
Net investment income	3,643,124
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments in an affiliated holding*	549,794
Net change in unrealized appreciation of investments in an affiliated holding*	1,938,639
Net realized and unrealized gain (loss) on investments	2,488,433
Change in net assets resulting from operations	$6,131,557

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Changes in Net Assets

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,643,124	$3,645,740
Net realized gain (loss)	549,794	(66,211)
Net change in unrealized appreciation/depreciation	1,938,639	3,162,322
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,131,557	6,741,851
Distributions to Shareholders	(3,640,790)	(3,644,970)
Share Transactions:
Proceeds from sale of shares	76,216,695	33,579,741
Net asset value of shares issued to shareholders in payment of distributions declared	113,998	117,084
Cost of shares redeemed	(73,036,760)	(15,486,985)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,293,933	18,209,840
Change in net assets	5,784,700	21,306,721
Net Assets:
Beginning of period	120,793,117	99,486,396
End of period	$126,577,817	$120,793,117
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Notes to Financial Statements
December 31, 2020
1. ORGANIZATION
Federated Hermes Managed Pool Series (the “Trust”) is registered under the Act, as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes Mortgage Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return by investing primarily in a mortgage-backed securities mutual fund and individual mortgage-backed securities, including collateralized mortgage obligations.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Managed Pool Series and Federated Mortgage Strategy Portfolio, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser, and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
10

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $310,512 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	7,512,128	3,394,259
Shares issued to shareholders in payment of distributions declared	11,188	11,818
Shares redeemed	(7,182,178)	(1,561,253)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	341,138	1,844,824
Annual Shareholder Report
11

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$3,640,790	$3,644,970
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$178,370
Net unrealized appreciation	$1,594,386

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for the deferral of losses on wash sales.
At December 31, 2020, the cost of investments for federal tax purposes was $124,898,576. The net unrealized appreciation of investments for federal tax purposes was $1,594,386. This consists entirely of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,594,386.
The Fund used capital loss carryforwards of $314,789 to offset capital gains realized during the year ended December 31, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2020, the Adviser reimbursed $310,512 of operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
For the year ended December 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund. For the year ended December 31, 2020, the Fund’s Adviser reimbursed the Fund for any fee paid to FAS.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$61,816,016
Sales	$58,840,000
Annual Shareholder Report
12

7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2020, 100% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
Annual Shareholder Report
13

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED Hermes MORTGAGE STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Mortgage Strategy Portfolio (formerly, Federated Mortgage Strategy Portfolio) (the “Fund”) (one of the portfolios constituting Federated Hermes Managed Pool Series (formerly, Federated Managed Pool Series) (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Federated Hermes Managed Pool Series (formerly, Federated Managed Pool Series)) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes’ investment companies since 1979.
Boston, Massachusetts
February 22, 2021
Annual Shareholder Report
14

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,007.90	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.14	$0.00

1
Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all expenses, excluding extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report
15

Federated Mortgage Core Portfolio
Financial Statements and Notes to Financial Statements
Federated Hermes Mortgage Strategy Portfolio invests primarily in Federated Mortgage Core Portfolio. Therefore the Federated Mortgage Core Portfolio financial statements and notes to financial statements are included on pages 17 through 40.
Federated Mortgage Core Portfolio
Annual Shareholder Report
16

Management’s Discussion of Fund Performance (unaudited)–
Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020, was 4.70%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund’s broad-based securities market index, returned 3.87% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund’s investment strategy focused on: (a) security selection; (b) sector allocation; and (c) interest rate strategy. These were the most significant factors affecting the Fund’s performance relative to the BBMBS.
MARKET OVERVIEW
Markets experienced unprecedented dislocation and volatility as the COVID-19 pandemic upended the global economy. Monetary and fiscal policy responses designed to stabilize the economy were enacted, however, the economic damage was severe.
The global pandemic dramatically reduced economic activity in the first half of the reporting period. The Federal Reserve (the “Fed”) reacted by easing monetary policy and initiating quantitative easing (QE) programs to stabilize financial markets via lower rates, asset purchases and various lending facilities. On the fiscal policy front, the Coronavirus Aid Relief and Economic Security (CARES) Act was signed into law. This multi-trillion dollar stimulus plan provided funds to a wide range of citizens and organizations via direct consumer payments, increased unemployment benefits and business loans, just to name a few. After dramatic underperformance early in the reporting period, non-Treasury fixed-income sectors rebounded strongly as investors took advantage of the widest yield spreads in over a decade—relative to similar duration Treasuries—to add exposure.
With the federal funds target rate reduced to a range of 0% to 0.25% and QE purchases of Treasuries and agency mortgage-backed securities2 (MBS) totaling $80 and $40 billion per month during the reporting period, respectively, mortgage security performance strongly rebounded from the depths early in the reporting period. Investment-grade corporates, commercial mortgages and asset-backed securities (ABS) bounced back to post positive excess returns for the year while residential MBS and government agency debt were slightly negative. Demand for Treasury securities drove interest rates to record lows as economic activity ground to a halt. Mortgage rates declined to a new all-time low of 2.66% which resulted in a mortgage refinance wave. The Mortgage Banker Association’s Refinance Index increased over 100% during the reporting period as homeowners reduced debt service costs.
The 2- and 10-year U.S. Treasury yields declined 145 and 100 basis points to yield 0.12% and 0.92% during the reporting period, respectively.3
Security selection
Falling market interest rates fueled mortgage prepayments as borrowers acted to reduce debt service costs via lower rate mortgages. In such an environment, mortgage investor demand for loans embedded with factors that reduce refinance risk typically increases. The Fund maintained significant exposure to such securities which experienced slower prepayments attributable to lower loan balances and geographic considerations, for example. Loans with these and other select factors posted relatively slower prepayments and price premiums for such MBS, relative to generic collateral commonly referred to as “To Be Announced” (TBA) securities, increased substantially. Security selection made a positive impact on Fund performance.
Sector allocation
Holdings of agency residential MBS were tactically adjusted with allocations to commercial mortgage securities, floating-rate collateralized mortgage obligations and ABS. Overall, sector allocation proved beneficial.
Interest rate strategy
As rates fell, the Fund incrementally increased effective duration to benefit from lower yields. The greater sensitivity to interest rates proved beneficial as Treasury yields declined. Interest rate strategy made a positive contribution to Fund performance.
1
 Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2
 The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Federated Mortgage Core Portfolio
Annual Shareholder Report
17

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020
Average Annual Total Returnsfor the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	4.70%	3.42%	3.10%
BBMBS	3.87%	3.05%	3.01%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2
 The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Federated Mortgage Core Portfolio
Annual Shareholder Report
18

Portfolio of Investments Summary Table (unaudited)–Federated Mortgage Core Portfolio
At December 31, 2020, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Mortgage-Backed Securities	84.9%
Asset-Backed Securities	13.5%
Collateralized Mortgage Obligations	9.0%
Commercial Mortgage-Backed Securities	2.7%
Cash Equivalents[2]	9.6%
Other Assets and Liabilities—Net[3]	(19.7)%
TOTAL	100%

1	See the Fund’s Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Federated Mortgage Core Portfolio
Annual Shareholder Report
19

Portfolio of Investments–Federated Mortgage Core Portfolio
December 31, 2020
Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—84.9%
	Federal Home Loan Mortgage Corporation—27.6%
$ 38,937,276	1.500%, 10/1/2035	$40,098,230
2,444,910	2.500%, 10/1/2049	2,576,962
24,699,410	2.500%, 8/1/2050	26,002,570
2,429,756	3.000%, 4/1/2031	2,585,776
2,516,521	3.000%, 1/1/2032	2,691,560
3,394,741	3.000%, 3/1/2032	3,647,734
4,006,308	3.000%, 3/1/2032	4,282,342
3,498,797	3.000%, 6/1/2032	3,734,397
4,611,530	3.000%, 6/1/2032	4,932,145
11,521,139	3.000%, 11/1/2032	12,168,049
1,732,651	3.000%, 12/1/2032	1,846,183
6,504,225	3.000%, 1/1/2033	6,952,364
22,698,390	3.000%, 2/1/2033	24,531,848
2,938,558	3.000%, 7/1/2033	3,160,308
20,555,174	3.000%, 1/1/2043	22,243,545
4,726,300	3.000%, 11/1/2044	4,944,660
957,340	3.000%, 6/1/2045	1,012,639
6,721,801	3.000%, 10/1/2045	7,217,205
877,065	3.000%, 5/1/2046	946,639
15,556,591	3.000%, 6/1/2046	16,659,374
7,199,890	3.000%, 6/1/2046	7,883,527
8,531,895	3.000%, 7/1/2046	9,240,691
2,683,989	3.000%, 9/1/2046	2,874,253
7,103,208	3.000%, 10/1/2046	7,666,677
7,696,487	3.000%, 10/1/2046	8,254,105
9,201,093	3.000%, 10/1/2046	9,853,345
6,466,094	3.000%, 11/1/2046	6,817,371
3,723,824	3.000%, 11/1/2046	3,987,800
8,400,518	3.000%, 12/1/2046	9,098,399
13,247,515	3.000%, 1/1/2047	13,950,640
12,783,242	3.000%, 5/1/2047	13,709,400
262,202	3.500%, 6/1/2026	279,460
426,854	3.500%, 6/1/2026	454,015
144,323	3.500%, 7/1/2026	153,507
6,676,626	3.500%, 7/1/2042	7,325,410
6,195,679	3.500%, 9/1/2043	6,722,218
3,392,448	3.500%, 5/1/2046	3,633,049
27,078,565	3.500%, 7/1/2046	29,642,158
27,035,314	3.500%, 11/1/2047	28,800,650
13,245,941	3.500%, 11/1/2047	14,061,194
3,115,233	3.500%, 12/1/2047	3,410,159
21,768,824	3.500%, 12/1/2047	23,373,946
11,404,334	3.500%, 2/1/2048	12,173,242
18,774,160	3.500%, 2/1/2048	20,187,806
144,273	4.000%, 5/1/2024	153,003
998,722	4.000%, 8/1/2025	1,059,152
111,119	4.000%, 5/1/2026	117,947
Federated Mortgage Core Portfolio
Annual Shareholder Report
20

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$ 1,635,125	4.000%, 5/1/2026	$1,735,594
1,489,523	4.000%, 12/1/2040	1,651,622
8,199,490	4.000%, 12/1/2041	9,087,559
1,144,122	4.000%, 1/1/2042	1,268,039
15,500,345	4.000%, 6/1/2047	17,103,589
15,080,286	4.000%, 10/1/2047	16,422,360
8,148,755	4.000%, 11/1/2047	8,735,936
9,457,659	4.000%, 12/1/2047	10,301,416
5,771,506	4.000%, 2/1/2048	6,214,082
14,184,548	4.000%, 4/1/2048	15,202,223
7,806,415	4.000%, 5/1/2048	8,359,170
6,960,155	4.000%, 6/1/2048	7,582,622
121	4.500%, 3/1/2021	121
16,208	4.500%, 9/1/2021	16,274
105,143	4.500%, 7/1/2024	110,110
122,429	4.500%, 8/1/2024	128,341
258,613	4.500%, 9/1/2024	271,104
141,378	4.500%, 9/1/2024	147,753
150,417	4.500%, 6/1/2025	158,145
803,234	4.500%, 11/1/2039	899,778
2,282,506	4.500%, 5/1/2040	2,556,851
240,719	4.500%, 6/1/2040	269,652
384,312	4.500%, 7/1/2040	430,504
696,752	4.500%, 8/1/2040	780,498
1,363,379	4.500%, 8/1/2040	1,527,250
4,231,352	4.500%, 9/1/2040	4,739,938
886,281	4.500%, 7/1/2041	990,592
414,037	4.500%, 7/1/2041	463,414
466,549	4.500%, 7/1/2041	521,459
8,695,031	4.500%, 2/1/2048	9,698,147
8,802,482	4.500%, 5/1/2048	9,568,911
4,803,321	4.500%, 10/1/2048	5,203,532
4,262	5.000%, 10/1/2021	4,315
13,890	5.000%, 11/1/2021	14,062
18,596	5.000%, 12/1/2021	18,884
57,700	5.000%, 6/1/2023	59,862
91,684	5.000%, 7/1/2023	95,235
46,096	5.000%, 7/1/2023	47,880
41,405	5.000%, 7/1/2025	42,956
1,277,091	5.000%, 1/1/2034	1,452,439
419,817	5.000%, 5/1/2034	477,941
1,737	5.000%, 11/1/2035	1,996
524,482	5.000%, 4/1/2036	602,852
597	5.000%, 4/1/2036	688
9,807	5.000%, 4/1/2036	11,279
133,062	5.000%, 4/1/2036	153,355
79,700	5.000%, 5/1/2036	92,056
87,930	5.000%, 6/1/2036	101,018
165,481	5.000%, 6/1/2036	188,979
508,276	5.000%, 12/1/2037	586,954
Federated Mortgage Core Portfolio
Annual Shareholder Report
21

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$ 73,902	5.000%, 5/1/2038	$85,442
41,552	5.000%, 6/1/2038	47,883
89,018	5.000%, 9/1/2038	102,521
83,312	5.000%, 2/1/2039	96,047
83,811	5.000%, 6/1/2039	96,731
2,597,431	5.000%, 10/1/2039	2,994,984
230,515	5.000%, 2/1/2040	265,797
435,020	5.000%, 8/1/2040	501,466
606	5.500%, 3/1/2021	608
3,627	5.500%, 4/1/2021	3,632
13,457	5.500%, 1/1/2022	13,694
35,218	5.500%, 1/1/2022	35,899
2,000	5.500%, 1/1/2022	2,039
44,687	5.500%, 2/1/2022	45,551
1,083,202	5.500%, 5/1/2034	1,252,046
62,381	5.500%, 3/1/2036	73,034
106,251	5.500%, 3/1/2036	124,041
26,672	5.500%, 3/1/2036	31,243
104,797	5.500%, 3/1/2036	122,452
252,361	5.500%, 6/1/2036	295,119
112,946	5.500%, 6/1/2036	132,298
67,820	5.500%, 6/1/2036	79,408
84,893	5.500%, 9/1/2037	99,812
275,811	5.500%, 9/1/2037	323,315
119,679	5.500%, 12/1/2037	140,696
19,040	5.500%, 3/1/2038	22,356
11,039	6.000%, 7/1/2029	12,614
29,289	6.000%, 2/1/2032	33,898
27,782	6.000%, 5/1/2036	33,116
58,682	6.000%, 8/1/2037	70,419
239,141	6.000%, 9/1/2037	285,431
5,421	6.500%, 3/1/2022	5,569
8,521	6.500%, 6/1/2029	9,753
5,076	6.500%, 6/1/2029	5,814
3,743	6.500%, 7/1/2029	4,253
206,342	6.500%, 11/1/2036	247,188
489,103	6.500%, 10/1/2037	588,625
2,681	6.500%, 4/1/2038	3,225
2,254	6.500%, 4/1/2038	2,715
8,180	7.000%, 4/1/2032	9,559
122,438	7.000%, 4/1/2032	146,235
53,388	7.000%, 9/1/2037	65,123
20,966	7.500%, 8/1/2029	24,345
20,569	7.500%, 10/1/2029	23,753
11,108	7.500%, 11/1/2029	12,865
13,191	7.500%, 4/1/2031	14,600
13,314	7.500%, 5/1/2031	15,686
2,803	8.000%, 3/1/2030	3,277
34,043	8.000%, 1/1/2031	40,248
47,255	8.000%, 2/1/2031	55,663
Federated Mortgage Core Portfolio
Annual Shareholder Report
22

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$ 52,842	8.000%, 3/1/2031	$62,452
1,171	8.500%, 9/1/2025	1,290
337	8.500%, 9/1/2025	371
	TOTAL	591,983,192
	Federal National Mortgage Association—31.2%
13,496,469	2.000%, 9/1/2035	14,113,119
5,887,565	2.000%, 9/1/2050	6,123,527
24,753,106	2.000%, 9/1/2050	25,741,295
24,625,759	2.000%, 10/1/2050	25,612,711
3,296,904	2.500%, 2/1/2028	3,458,564
18,245,063	2.500%, 11/1/2049	19,293,211
5,387,084	2.500%, 12/1/2049	5,678,044
2,229,620	3.000%, 2/1/2032	2,373,486
4,344,856	3.000%, 8/1/2043	4,635,206
2,849,754	3.000%, 9/1/2043	3,040,191
11,075,866	3.000%, 8/1/2046	11,878,324
3,971,257	3.000%, 9/1/2046	4,283,798
5,553,684	3.000%, 10/1/2046	5,860,600
2,156,092	3.000%, 10/1/2046	2,308,934
6,127,518	3.000%, 11/1/2046	6,460,401
3,644,939	3.000%, 11/1/2046	3,903,323
4,992,269	3.000%, 11/1/2046	5,332,122
2,152,866	3.000%, 1/1/2047	2,267,132
47,373,048	3.000%, 1/1/2047	49,887,420
1,157,993	3.000%, 2/1/2047	1,254,194
8,740,443	3.000%, 3/1/2047	9,215,277
13,853,474	3.000%, 3/1/2047	14,857,172
1,643,737	3.000%, 4/1/2047	1,759,746
9,408,524	3.000%, 12/1/2047	10,090,181
13,801,056	3.000%, 12/1/2047	14,878,587
4,988,464	3.000%, 2/1/2048	5,356,119
1,129,438	3.000%, 2/1/2048	1,212,679
5,578,653	3.000%, 11/1/2049	5,961,912
2,103,363	3.000%, 11/1/2049	2,200,540
25,746,353	3.000%, 12/1/2049	26,935,860
25,838,441	3.000%, 12/1/2049	27,032,203
183,283	3.500%, 11/1/2025	194,602
295,019	3.500%, 11/1/2025	313,238
336,412	3.500%, 12/1/2025	357,818
349,254	3.500%, 1/1/2026	371,477
105,901	3.500%, 1/1/2026	112,640
24,424,038	3.500%, 4/1/2033	26,687,987
10,782,458	3.500%, 9/1/2042	11,894,236
17,560,018	3.500%, 7/1/2045	19,244,417
8,254,591	3.500%, 8/1/2046	8,889,813
10,305,543	3.500%, 8/1/2046	11,036,437
14,533,090	3.500%, 9/1/2046	15,651,465
7,420,531	3.500%, 11/1/2046	8,134,645
7,188,259	3.500%, 2/1/2047	7,880,020
16,331,333	3.500%, 11/1/2047	17,336,484
Federated Mortgage Core Portfolio
Annual Shareholder Report
23

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$ 15,477,289	3.500%, 12/1/2047	$16,522,740
9,141,180	3.500%, 4/1/2048	9,686,656
268,786	4.000%, 12/1/2025	285,049
271,681	4.000%, 7/1/2026	288,374
2,086,878	4.000%, 2/1/2041	2,314,208
5,313,755	4.000%, 12/1/2041	5,892,597
2,148,259	4.000%, 3/1/2042	2,393,688
4,084,182	4.000%, 4/1/2042	4,525,254
1,635,652	4.000%, 3/1/2046	1,786,737
2,653,817	4.000%, 7/1/2046	2,906,830
2,618,409	4.000%, 9/1/2046	2,884,002
4,446,991	4.000%, 11/1/2046	4,867,836
17,778,031	4.000%, 6/1/2047	19,616,862
6,558,585	4.000%, 10/1/2047	7,102,097
8,984,758	4.000%, 10/1/2047	9,651,834
6,620,780	4.000%, 11/1/2047	7,148,549
8,860,937	4.000%, 12/1/2047	9,769,696
5,374,947	4.000%, 1/1/2048	5,897,468
9,878,147	4.000%, 2/1/2048	10,580,684
8,793,637	4.000%, 2/1/2048	9,438,279
15,221,512	4.000%, 2/1/2048	16,318,341
3,140,596	4.000%, 2/1/2048	3,415,531
6,416,666	4.000%, 2/1/2048	6,908,714
2,799,709	4.000%, 3/1/2048	3,077,567
2,553,373	4.000%, 3/1/2048	2,762,898
7,830,212	4.000%, 5/1/2048	8,401,781
2,288,507	4.000%, 6/1/2048	2,454,127
8,335,808	4.000%, 6/1/2048	8,931,258
4,932,585	4.000%, 7/1/2048	5,266,899
156,776	4.500%, 2/1/2039	175,746
847,936	4.500%, 5/1/2040	949,853
2,333,194	4.500%, 10/1/2040	2,613,631
287,363	4.500%, 11/1/2040	321,903
3,008,914	4.500%, 4/1/2041	3,366,809
1,543,477	4.500%, 6/1/2041	1,725,137
312,501	5.000%, 5/1/2023	324,205
51,757	5.000%, 8/1/2023	53,826
286,022	5.000%, 11/1/2023	299,188
1,752,116	5.000%, 2/1/2036	2,018,616
1,030,651	5.000%, 7/1/2040	1,188,398
1,396,530	5.000%, 10/1/2041	1,608,096
32,404	5.500%, 1/1/2032	37,181
24,447	5.500%, 1/1/2032	28,052
357,849	5.500%, 9/1/2034	416,207
1,098,275	5.500%, 12/1/2034	1,277,418
34,567	5.500%, 4/1/2035	40,099
384,980	5.500%, 11/1/2035	450,718
273,451	5.500%, 1/1/2036	318,907
89,312	5.500%, 3/1/2036	104,015
406,784	5.500%, 4/1/2036	475,915
Federated Mortgage Core Portfolio
Annual Shareholder Report
24

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$ 590,564	5.500%, 4/1/2036	$688,089
209,469	5.500%, 5/1/2036	245,517
127,842	5.500%, 9/1/2036	149,021
410,326	5.500%, 8/1/2037	478,696
152,178	5.500%, 7/1/2038	178,906
581,689	5.500%, 4/1/2041	677,437
10,546	6.000%, 1/1/2029	11,866
234	6.000%, 1/1/2029	235
13,682	6.000%, 2/1/2029	15,394
5,483	6.000%, 2/1/2029	6,171
4,403	6.000%, 4/1/2029	5,013
14,393	6.000%, 5/1/2029	16,376
7,907	6.000%, 5/1/2029	8,914
577,620	6.000%, 7/1/2034	681,540
313,766	6.000%, 11/1/2034	369,181
158,801	6.000%, 7/1/2036	190,109
37,753	6.000%, 7/1/2036	45,132
166,233	6.000%, 10/1/2037	199,502
130,060	6.000%, 6/1/2038	155,569
811,649	6.000%, 7/1/2038	971,795
50,280	6.000%, 9/1/2038	60,177
40,510	6.000%, 10/1/2038	48,680
310,918	6.000%, 2/1/2039	373,873
26,047	6.500%, 9/1/2028	28,919
3,602	6.500%, 8/1/2029	4,088
4,999	6.500%, 6/1/2031	5,820
13,932	6.500%, 6/1/2031	16,113
2,069	6.500%, 6/1/2031	2,396
5,186	6.500%, 6/1/2031	5,969
31,808	6.500%, 12/1/2031	37,342
2,985	6.500%, 1/1/2032	3,489
43,526	6.500%, 3/1/2032	50,973
157,403	6.500%, 4/1/2032	183,231
48,606	6.500%, 5/1/2032	57,149
240,651	6.500%, 7/1/2036	287,786
11,140	6.500%, 8/1/2036	13,361
13,850	6.500%, 9/1/2036	16,679
74,566	6.500%, 12/1/2036	89,085
100,461	6.500%, 9/1/2037	121,170
6,200	6.500%, 12/1/2037	7,479
68,604	6.500%, 10/1/2038	82,727
501	7.000%, 7/1/2023	530
12,443	7.000%, 2/1/2024	13,030
636	7.000%, 5/1/2024	684
1,727	7.000%, 7/1/2024	1,868
1,026	7.000%, 7/1/2025	1,129
12,384	7.000%, 9/1/2031	14,518
5,771	7.000%, 9/1/2031	6,866
88,366	7.000%, 11/1/2031	105,305
6,216	7.000%, 12/1/2031	7,401
Federated Mortgage Core Portfolio
Annual Shareholder Report
25

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$ 58,692	7.000%, 1/1/2032	$65,888
27,284	7.000%, 2/1/2032	32,428
35,400	7.000%, 3/1/2032	42,217
210,759	7.000%, 3/1/2032	242,374
5,411	7.000%, 4/1/2032	6,462
22,850	7.000%, 4/1/2032	26,873
115,864	7.000%, 4/1/2032	138,548
13,190	7.000%, 6/1/2032	15,782
239,432	7.000%, 6/1/2037	292,118
906	7.500%, 1/1/2030	1,058
9,295	7.500%, 9/1/2030	10,885
6,723	7.500%, 5/1/2031	7,930
2,925	7.500%, 6/1/2031	3,437
36,573	7.500%, 8/1/2031	43,167
41,180	7.500%, 1/1/2032	47,515
3,497	7.500%, 6/1/2033	4,030
93	8.000%, 7/1/2023	96
4,394	8.000%, 10/1/2026	4,974
2,138	8.000%, 11/1/2029	2,489
371	9.000%, 6/1/2025	410
	TOTAL	667,732,614
	Government National Mortgage Association—6.4%
24,761,362	2.500%, 9/20/2050	26,239,331
24,857,453	2.500%, 10/20/2050	26,341,157
13,503,498	3.000%, 1/20/2047	14,207,858
1,299,053	3.500%, 8/15/2043	1,401,510
844,554	3.500%, 8/15/2043	911,165
13,672,649	3.500%, 3/20/2047	14,912,753
17,386,836	3.500%, 11/20/2047	18,972,781
1,213,390	4.000%, 9/15/2040	1,346,612
3,101,265	4.000%, 10/15/2040	3,436,468
1,437,304	4.000%, 1/15/2041	1,595,110
1,806,653	4.000%, 10/15/2041	2,001,422
12,069,704	4.000%, 6/15/2048	12,906,965
302,563	4.500%, 1/15/2039	340,913
266,765	4.500%, 6/15/2039	303,029
915,177	4.500%, 10/15/2039	1,042,143
321,390	4.500%, 1/15/2040	365,978
166,141	4.500%, 6/15/2040	188,879
231,910	4.500%, 9/15/2040	262,852
249,755	4.500%, 2/15/2041	282,453
956,878	4.500%, 3/15/2041	1,087,835
95,370	4.500%, 5/15/2041	107,856
3,146,479	4.500%, 6/20/2041	3,508,318
572,861	4.500%, 9/15/2041	647,861
380,387	4.500%, 10/15/2043	426,265
389,691	4.500%, 11/15/2043	436,691
462,316	5.000%, 1/15/2039	532,174
432,457	5.000%, 5/15/2039	498,267
590,541	5.000%, 8/20/2039	677,278
Federated Mortgage Core Portfolio
Annual Shareholder Report
26

Principal Amount or Shares			Value in U.S. Dollars
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$ 183,682		5.500%, 12/15/2038	$214,764
133,134		5.500%, 12/20/2038	155,078
199,305		5.500%, 1/15/2039	234,327
268,840		5.500%, 2/15/2039	315,655
7,717		6.000%, 10/15/2028	8,625
7,166		6.000%, 3/15/2029	7,995
80,295		6.000%, 2/15/2036	94,232
127,113		6.000%, 4/15/2036	149,517
142,570		6.000%, 6/15/2037	167,838
11,611		6.500%, 10/15/2028	13,210
6,004		6.500%, 10/15/2028	6,549
7,322		6.500%, 11/15/2028	8,251
10,870		6.500%, 12/15/2028	12,250
3,632		6.500%, 2/15/2029	4,113
12,899		6.500%, 3/15/2029	14,594
27,068		6.500%, 9/15/2031	31,493
58,123		6.500%, 2/15/2032	67,373
15,940		7.000%, 11/15/2027	17,851
8,237		7.000%, 6/15/2028	9,215
16,142		7.000%, 11/15/2028	18,058
7,959		7.000%, 1/15/2029	9,060
7,481		7.000%, 5/15/2029	8,592
2,114		7.000%, 10/15/2029	2,411
21,690		7.000%, 5/15/2030	24,911
14,773		7.000%, 11/15/2030	17,127
12,191		7.000%, 12/15/2030	13,889
14,290		7.000%, 8/15/2031	16,580
60,843		7.000%, 10/15/2031	70,773
10,875		7.000%, 12/15/2031	12,711
11,116		7.500%, 8/15/2029	12,753
41,461		7.500%, 10/15/2029	48,084
4,261		7.500%, 10/15/2030	4,947
6,932		7.500%, 1/15/2031	8,149
1,576		8.000%, 1/15/2022	1,610
1,231		8.000%, 6/15/2022	1,269
819		8.000%, 8/15/2029	957
2,504		8.000%, 10/15/2029	2,927
8,985		8.000%, 11/15/2029	10,513
8,928		8.000%, 1/15/2030	10,326
3,332		8.000%, 10/15/2030	3,888
73,955		8.000%, 11/15/2030	87,206
3,871		8.500%, 5/15/2029	4,557
		TOTAL	136,906,152
	[1]	Uniform Mortgage-Backed Securities, TBA—19.7%
46,000,000		2.000%, 1/1/2036	48,108,985
78,500,000		2.000%, 1/1/2051	81,602,838
278,500,000		2.500%, 1/1/2051	293,675,966
		TOTAL	423,387,789
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,722,497,397)	1,820,009,747
Federated Mortgage Core Portfolio
Annual Shareholder Report
27

Principal Amount or Shares			Value in U.S. Dollars
		ASSET-BACKED SECURITIES—13.5%
		Auto Receivables—2.9%
$ 6,268,000		AmeriCredit Automobile Receivables Trust 2020-2, Class C, 1.480%, 2/18/2026	$6,287,069
3,880,000		AmeriCredit Automobile Receivables Trust 2020-3, Class C, 1.060%, 8/18/2026	3,897,194
11,095,000		Santander Drive Auto Receivables Trust 2020-2, Class D, 2.220%, 9/15/2026	11,355,609
23,062,000		Santander Drive Auto Receivables Trust 2020-3, Class C, 1.120%, 1/15/2026	23,306,455
6,335,000		Santander Drive Auto Receivables Trust 2020-4, Class D, 1.480%, 1/15/2027	6,362,520
10,025,000		Tesla Auto Lease Trust 2020-A, Class A3, 0.680%, 12/20/2023	10,092,351
		TOTAL	61,301,198
		Credit Card—6.4%
12,895,000	[2]	American Express Credit Account Master Trust 2018-9, Class A, 0.538% (1-month USLIBOR +0.380%), 4/15/2026	12,953,422
14,368,000	[2]	Capital One Multi-Asset Execute 2017-A5, Class A5, 0.738% (1-month USLIBOR +0.580%), 7/15/2027	14,535,492
35,255,000	[2]	Chase Issuance Trust 2018-A1, Class A1, 0.358% (1-month USLIBOR +0.200%), 4/17/2023	35,314,888
13,450,000	[2]	Citibank Credit Card Issuance Trust 2018-A4, Class A4, 0.492% (1-month USLIBOR +0.340%), 6/7/2025	13,496,206
26,460,000	[2]	Discover Card Execution Note Trust 2017-A5, Class A5, 0.758% (1-month USLIBOR +0.600%), 12/15/2026	26,759,786
22,500,000	[2]	Discover Card Execution Note Trust 2017-A7, Class A7, 0.518% (1-month USLIBOR +0.360%), 4/15/2025	22,564,800
12,340,000	[2]	Discover Card Execution Note Trust 2018-A2, Class A2, 0.488% (1-month USLIBOR +0.330%), 8/15/2025	12,402,869
		TOTAL	138,027,463
		Other—0.1%
866,021		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	875,654
		Student Loans—4.1%
10,472,048		Navient Student Loan Trust 2020-FA, Class A, 1.220%, 7/15/2069	10,615,736
22,116,179		Navient Student Loan Trust 2020-GA, Class A, 1.170%, 9/16/2069	22,341,041
18,675,000		Navient Student Loan Trust 2020-HA, Class A, 1.310%, 1/15/2069	18,864,103
15,908,544	[2]	SMB Private Education Loan Trust 2018-A, Class A2B, 0.958% (1-month USLIBOR +0.800%), 2/15/2036	15,957,529
20,424,717	[2]	SMB Private Education Loan Trust 2020-BA, Class A1B, 1.249% (1-month USLIBOR +1.100%), 7/15/2053	20,547,968
		TOTAL	88,326,377
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $286,144,915)	288,530,692
		COLLATERALIZED MORTGAGE OBLIGATIONS—9.0%
	[2]	Federal Home Loan Mortgage Corporation—2.9%
14,543,290		FHLMC REMIC, Series 3284, Class AF, 0.468% (1-month USLIBOR +0.310%), 3/15/2037	14,589,868
7,687,187		FHLMC REMIC, Series 4273, Class PF, 0.558% (1-month USLIBOR +0.400%), 11/15/2043	7,749,341
35,414,741		FHLMC REMIC, Series 4856, Class FD, 0.458% (1-month USLIBOR +0.300%), 8/15/2040	35,563,649
5,656,394		FHLMC REMIC, Series 4901, Class GF, 0.598% (1-month USLIBOR +0.450%), 7/25/2049	5,689,892
		TOTAL	63,592,750
	[2]	Federal National Mortgage Association—5.1%
14,145,483		FNMA REMIC, Series 2017-90, Class WF, 0.498% (1-month USLIBOR +0.350%), 11/25/2047	14,190,459
3,561,843		FNMA REMIC, Series 2018-15, Class JF, 0.448% (1-month USLIBOR +0.300%), 3/25/2048	3,573,486
28,587,238		FNMA REMIC, Series 2019-27, Class FH, 0.598% (1-month USLIBOR +0.450%), 6/25/2049	28,791,094
11,786,033		FNMA REMIC, Series 2019-30, Class FB, 0.548% (1-month USLIBOR +0.400%), 7/25/2049	11,878,897
6,753,029		FNMA REMIC, Series 2019-33, Class FB, 0.598% (1-month USLIBOR +0.450%), 7/25/2049	6,795,542
13,740,154		FNMA REMIC, Series 2019-39, Class FA, 0.548% (1-month USLIBOR +0.400%), 8/25/2049	13,834,453
8,856,734		FNMA REMIC, Series 2019-47, Class FB, 0.548% (1-month USLIBOR +0.400%), 5/25/2040	8,921,305
20,542,523		FNMA REMIC, Series 2019-56, Class AF, 0.548% (1-month USLIBOR +0.400%), 10/25/2049	20,700,405
		TOTAL	108,685,641
	[2]	Government National Mortgage Association—0.2%
4,493,142		GNMA REMIC, Series 2005-71, Class FA, 0.285% (1-month USLIBOR +0.140%), 9/16/2035	4,486,721
		Non-Agency Mortgage-Backed Securities—0.8%
642,512		Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	551,735
437,501		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	252,455
123,957		Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 3.151%, 8/25/2035	124,075
Federated Mortgage Core Portfolio
Annual Shareholder Report
28

Principal Amount or Shares			Value in U.S. Dollars
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Non-Agency Mortgage-Backed Securities—continued
$ 4,003,275		Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	$3,915,417
3,727,683		Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	3,757,752
8,183,602		Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	8,290,564
		TOTAL	16,891,998
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $192,621,125)	193,657,110
		COMMERCIAL MORTGAGE-BACKED SECURITIES—2.7%
		Agency Commercial Mortgage-Backed Securities—2.7%
25,707,100		FHLMC REMIC, Series K736, Class A1, 1.895%, 6/25/2025	26,419,482
31,500,000	[2]	FHLMC REMIC, Series KF90, Class AS, 0.462% (Secured Overnight Financing Rate +0.380%), 9/25/2030	31,500,000
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $57,335,635)	57,919,482
		INVESTMENT COMPANY—9.6%
204,435,825	[3]	Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[4] (IDENTIFIED COST $204,435,825)	204,435,825
		TOTAL INVESTMENT IN SECURITIES—119.7% (IDENTIFIED COST $2,463,034,897)[5]	2,564,552,856
		OTHER ASSETS AND LIABILITIES - NET—(19.7)%[6]	(421,434,756)
		TOTAL NET ASSETS—100%	$2,143,118,100
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended December 31, 2020, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 12/31/2019	$121,153,079
Purchases at Cost	$2,340,888,918
Proceeds from Sales	$(2,257,606,172)
Change in Unrealized Appreciation/Depreciation	N/A
Net Realized Gain/(Loss)	N/A
Value as of 12/31/2020	$204,435,825
Shares Held as of 12/31/2020	204,435,825
Dividend Income	$765,479

1	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $2,460,000,240.
6
Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions as of December 31, 2020.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Federated Mortgage Core Portfolio
Annual Shareholder Report
29

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$1,820,009,747	$—	$1,820,009,747
Asset-Backed Securities	—	288,530,692	—	288,530,692
Collateralized Mortgage Obligations	—	193,657,110	—	193,657,110
Commercial Mortgage-Backed Securities	—	57,919,482	—	57,919,482
Investment Company	204,435,825	—	—	204,435,825
TOTAL SECURITIES	$204,435,825	$2,360,117,031	$—	$2,564,552,856

The following acronym(s) are used throughout this portfolio:
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report
30

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.88	$9.60	$9.80	$9.81	$9.85
Income From Investment Operations:
Net investment income (loss)[1]	0.24	0.32	0.30	0.27	0.23
Net realized and unrealized gain (loss)	0.22	0.28	(0.20)	0.00[2]	(0.00)[2]
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.60	0.10	0.27	0.23
Less Distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.30)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.07	$9.88	$9.60	$9.80	$9.81
Total Return[3]	4.70%	6.33%	1.10%	2.75%	2.30%
Ratios to Average Net Assets:
Net expenses[4]	0.02%	0.03%	0.03%	0.03%	0.03%
Net investment income	2.42%	3.25%	3.18%	2.71%	2.34%
Expense waiver/reimbursement[5]	—%	—%	—%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,143,118	$2,528,865	$2,815,951	$1,787,418	$2,147,397
Portfolio turnover	257%	130%	109%	88%	258%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	72%	100%	109%	46%	42%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
31

Statement of Assets and Liabilities–Federated Mortgage Core PortfolioDecember 31, 2020

Assets:
Investment in securities, at value including $204,435,825 of investments in an affiliated holding* (identified cost $2,463,034,897)	$2,564,552,856
Income receivable	4,166,531
Income receivable from an affiliated holding	1,697
Total Assets	2,568,721,084
Liabilities:
Payable for investments purchased	421,122,087
Income distribution payable	4,300,476
Payable for Directors’/Trustees’ fees (Note 5)	120
Accrued expenses (Note 5)	180,301
Total Liabilities	425,602,984
Net assets for 212,847,474 shares outstanding	$2,143,118,100
Net Assets Consist of:
Paid-in capital	$2,068,404,881
Total distributable earnings (loss)	74,713,219
Total Net Assets	$2,143,118,100
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,143,118,100 ÷ 212,847,474 shares outstanding, no par value, unlimited shares authorized	$10.07

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
32

Statement of Operations–Federated Mortgage Core PortfolioYear Ended December 31, 2020

Investment Income:
Interest	$62,802,143
Dividends received from an affiliated holding*	765,479
TOTAL INCOME	63,567,622
Expenses:
Custodian fees	115,945
Transfer agent fees	172,847
Directors’/Trustees’ fees (Note 5)	15,136
Auditing fees	32,500
Legal fees	8,352
Portfolio accounting fees	250,544
Share registration costs	1,430
Printing and postage	16,016
Miscellaneous (Note 5)	27,021
TOTAL EXPENSES	639,791
Net investment income	62,927,831
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	39,055,732
Net change in unrealized appreciation of investments	21,837,682
Net realized and unrealized gain (loss) on investments	60,893,414
Change in net assets resulting from operations	$123,821,245

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
33

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$62,927,831	$84,239,892
Net realized gain (loss)	39,055,732	11,228,822
Net change in unrealized appreciation/depreciation	21,837,682	62,595,684
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	123,821,245	158,064,398
Distributions to Shareholders	(70,234,363)	(84,671,889)
Share Transactions:
Proceeds from sale of shares	1,127,424,951	679,031,800
Net asset value of shares issued to shareholders in payment of distributions declared	9,568,350	10,132,796
Cost of shares redeemed	(1,576,326,869)	(1,049,643,767)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(439,333,568)	(360,479,171)
Change in net assets	(385,746,686)	(287,086,662)
Net Assets:
Beginning of period	2,528,864,786	2,815,951,448
End of period	$2,143,118,100	$2,528,864,786
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
34

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2020
1. ORGANIZATION
Federated Hermes Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated Hermes funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
Prior to April 24, 2020, the name of the Trust was Federated Core Trust. Effective February 25, 2021, the name of the Fund will change to Mortgage Core Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
35

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report
36

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	112,591,117	69,130,342
Shares issued to shareholders in payment of distributions declared	949,096	1,033,755
Shares redeemed	(156,643,675)	(107,607,772)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(43,103,462)	(37,443,675)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$70,234,363	$84,671,889
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$132,210
Net unrealized appreciation	$104,552,616
Capital loss carryforwards	$(29,971,607)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for dollar-roll transactions and principal loss adjustments.
At December 31, 2020, the cost of investments for federal tax purposes was $2,460,000,240. The net unrealized appreciation of investments for federal tax purposes was $104,552,616. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $104,684,006 and net unrealized depreciation from investments for those securities having an excess of cost over value of $131,390.
As of December 31, 2020, the Fund had a capital loss carryforward of $29,971,607 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$16,157,875	$13,813,732	$29,971,607
The Fund used capital loss carryforwards of $30,380,402 to offset capital gains realized during the year ended December 31, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the discretion of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated Hermes Funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund’s average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report
37

Affiliated Shares of Beneficial Interest
As of December 31, 2020, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$491,346,261
Sales	$213,932,554
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report
38

Report of Independent Registered Public Accounting Firm– Federated Mortgage Core Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE CORE PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Hermes Core Trust (formerly Federated Core Trust) (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Hermes Core Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes’ investment companies since 1979.
Boston, Massachusetts
February 22, 2021
Federated Mortgage Core Portfolio
Annual Shareholder Report
39

Shareholder Expense Example (unaudited)–Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,007.90	$0.10
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.04	$0.10

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).
Annual Shareholder Report
40

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes,
Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and
Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities
Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated Services Company.

*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund
Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm)
and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth
Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

Annual Shareholder Report
41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee,
Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super
Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor Emerita of Law,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education
(public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL
Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and Vice Chair, Our Campaign for the Church Alive!, Inc.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management
Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s
Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management,
Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Senior Vice President for Legal Affairs,
General Counsel and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior
Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired;
formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief
Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc.
and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report
42

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and
Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and
Southpointe Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015
Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family;
Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated
Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.
(investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior
Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and
Portfolio Manager, Prudential Investments.

Annual Shareholder Report
43

Evaluation and Approval of Advisory Contract–May 2020
Federated Mortgage Strategy Portfolio (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MORTGAGE STRATEGY PORTFOLIO)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other funds (each, a “Federated Hermes Fund”) advised by the Adviser or its affiliates (collectively, “Federated Hermes”).
In addition, the Board considered that the Adviser does not charge an investment advisory fee for its services, although Federated Hermes may receive compensation for managing assets invested in the Fund.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser or its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund, with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated
Annual Shareholder Report
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Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
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Fund Investment Performance
For the periods ended December 31, 2019, the Fund outperformed its benchmark index for the three-year and five-year periods, and the Fund underperformed its benchmark index the one-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered that the Adviser does not charge an investment advisory fee to this Fund for its services. However, the Board considered the compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Hermes and research services received by the Adviser from brokers that execute trades for other Federated Hermes Funds.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
Because of the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
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The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
47

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Managed Pool Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Mortgage Strategy Portfolio (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at FederatedInvestors.com/FundInformation. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly holds on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at FederatedInvestors.com. Select a product name, then click “Documents” and select “Form N-PORT.”
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49

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P407
38011 (2/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $143,100

Fiscal year ended 2019 - $148,300

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $53,434 and $81,675 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $78,663

Fiscal year ended 2019 - $728,817

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date February 22, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2021